UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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STEC, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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STEC, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 27, 2010

TO THE SHAREHOLDERS OF STEC, INC.:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Shareholders (the “Annual Meeting”) of STEC, Inc., a California corporation (the “Company” or “STEC”), will be held on Thursday, May 27, 2010, at 8:00 a.m. local time at the Irvine Marriott located at 18000 Von Karman Avenue, Irvine, California 92612, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	To elect Manouch Moshayedi, Mark Moshayedi, Rajat Bahri, F. Michael Ball, Christopher W. Colpitts, Kevin C. Daly, Ph.D. and Matthew L. Witte to serve on the Company’s Board of Directors until the 2011 Annual Meeting of Shareholders and until their successors are duly elected and qualified or until their earlier resignation or removal;

2.	To approve the 2010 Incentive Award Plan;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010; and

4.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The foregoing matters are described in more detail in the enclosed Proxy Statement. The Board recommends a vote FOR each of the seven nominees for director named in the Proxy Statement, a vote FOR the approval of the 2010 Incentive Award Plan and a vote FOR the appointment of PricewaterhouseCoopers LLP as STEC’s independent registered public accounting firm.

All shareholders of record at the close of business on April 1, 2010 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. A list of record holders entitled to vote at the Annual Meeting will be available for examination by any shareholder, for any purpose germane to the Annual Meeting, at STEC’s offices at 3001 Daimler Street, Santa Ana, California 92705-5812 during normal business hours for ten days prior to the Annual Meeting and at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend, your vote is very important regardless of the number of shares you own. Please read the enclosed Proxy Statement carefully, and then sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all of your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

For admission to the Annual Meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of STEC’s common stock as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership as of the record date. Additional information on the documentation and procedures required for admission to the Annual Meeting can be found in the Proxy Statement under the heading “General Information—Who can attend the meeting?”

By Order of the Board of Directors,

Manouch Moshayedi

Chief Executive Officer and

Chairman of the Board of Directors

Santa Ana, California

April 16, 2010

i

ii

STEC, INC.

3001 Daimler Street

Santa Ana, California 92705-5812

(949) 476-1180

PROXY STATEMENT FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 27, 2010

GENERAL INFORMATION

Your proxy is solicited on behalf of the Board of Directors (the “Board”) of STEC, Inc., a California corporation (the “Company,” “STEC,” “we,” “us,” and “our”), for use at the 2010 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 27, 2010, at 8:00 a.m. local time, or at any continuation, adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. The Annual Meeting will be held at the Irvine Marriott located at 18000 Von Karman Avenue, Irvine, California 92612.

Your vote at the Annual Meeting is important to us. Please vote your shares of STEC common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This Proxy Statement has information about the Annual Meeting and was prepared by our management for the Board. We intend to mail this Proxy Statement and the accompanying proxy card on or about April 16, 2010 to all shareholders entitled to vote at the Annual Meeting. Directions to attend the meeting may be found on our Internet website at http://www.stec-inc.com/proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR STEC’S ANNUAL SHAREHOLDER MEETING TO BE HELD ON MAY 27, 2010.

STEC’S Proxy Statement and the 2009 Annual Report are available at http://www.stec-inc.com/proxy.

Who can attend the meeting?

Attendance at the Annual Meeting is limited to STEC’s shareholders of record or a beneficial owner as of April 1, 2010. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 7:45 a.m. and you should be prepared to present photo identification for admittance.

If you are the shareholder of record, that is, your shares are registered in your own name through our transfer agent, your name will be verified against the list of shareholders of record prior to your being admitted to the Annual Meeting.

If you hold your shares in “street name”, that is, your shares are held in the name of a brokerage firm, bank or other nominee, you should provide proof of beneficial ownership on the record date, such as a brokerage account statement showing that you owned STEC stock as of the record date, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership as of the record date.

If you are a proxy holder for a shareholder of STEC who owned shares of STEC common stock as of the close of business on April 1, 2010, you must bring the executed proxy naming you as the proxy holder, signed by a shareholder of STEC who owned shares of STEC common stock as of the close of business on April 1, 2010 and valid personal photo identification (such as a driver’s license or passport).

If you do not provide the required documentation or comply with the other procedures outlined in this Proxy Statement, you will not be admitted to the Annual Meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Who can vote?

You can vote your shares of STEC common stock if you owned the shares at the close of business on the record date, April 1, 2010. As of the close of business on the record date, 50,336,326 shares of our common stock were issued and outstanding. You are entitled to one vote for each share of common stock. You may not cumulate votes in the election of directors. The enclosed proxy card shows the number of shares you can vote. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at STEC’s executive offices during normal business hours for ten days prior to the Annual Meeting and at the Annual Meeting.

How do I vote?

If you are a shareholder of record, you may vote by following the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. Signing and returning the proxy card does not affect your right to vote in person at the Annual Meeting.

If your shares are held in “street name” (which means your shares are held by record by a broker, bank or other nominee), in lieu of a proxy card, you should receive a voting instruction form by mail from the brokerage firm, bank or other nominee that holds your shares. Shareholders whose shares are registered in the name of a brokerage firm or bank may be eligible to vote electronically through the Internet or by telephone. A large number of brokerage firms and banks are participating in the Broadridge Financial Solutions, Inc. (“Broadridge”) online and telephone program. This program provides eligible shareholders the opportunity to vote via the Internet or by telephone. Voting forms will provide instructions for shareholders whose brokerage firm or bank is participating in Broadridge’s program.

If you are a shareholder of record, you may also vote your shares in person at the Annual Meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a legal proxy issued in your name from your broker, bank or other nominee and bring it with you to the Annual Meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

How do I find electronic proxy materials?

This proxy statement and the Annual Report on Form 10-K are available at http://www.stec-inc.com/proxy.

What if I receive more than one proxy card or voting instruction form?

If you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date and return each proxy card or voting instruction form to ensure that all of your shares will be voted.

Can I revoke or change my vote after I return my proxy card?

If your shares are held in your name, you may revoke or change your vote at any time before the Annual Meeting by either filing with Mark Moshayedi, our Corporate Secretary, at our principal executive offices at 3001 Daimler Street, Santa Ana, California 92705-5812, a written notice (bearing a date later than the date of your original proxy) stating that your proxy is revoked or by signing, dating and returning to us a new proxy card relating to the same shares and bearing a date later than the original proxy. We will honor the proxy card with the latest date. If you attend the Annual Meeting and vote by ballot, any proxy card that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted.

If your shares are held in street name, you should contact your broker, bank or other nominee to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. Please note that your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy card issued in your name from your broker, bank or other nominee.

What constitutes a quorum?

For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote on the record date will constitute a quorum. Abstentions and broker non-votes (i.e., shares held by a broker, bank or other nominee that are represented at the Annual Meeting, but with respect to which such broker, bank or other nominee is not instructed to vote on a particular proposal and such broker, bank or other nominee does not have discretionary voting power) will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned to a subsequent date for the purpose of obtaining a quorum.

What vote is required for each proposal?

For Proposal No. 1, the seven nominees receiving the highest number of affirmative votes will be elected as directors. Abstentions and broker non-votes will have no effect on the outcome of the election of nominees for director.

For Proposal No. 2, approval of the 2010 Incentive Award Plan requires the approval of (i) the affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting, and (ii) the affirmative vote of a majority of the required quorum. For purposes of this proposal, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes “FOR” or “AGAINST” the proposal. However, abstentions and broker non-votes may affect the outcome under clause (ii) if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the voting power required to constitute a quorum.

For Proposal No. 3, ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 requires the approval of (i) the affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting, and (ii) the affirmative vote of a majority of the required quorum. For purposes of this proposal, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes “FOR” or “AGAINST” the proposal. However, abstentions and broker non-votes may affect the outcome under clause (ii) if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the voting power required to constitute a quorum.

Brokers, banks and other nominees that have not received voting instructions from their clients do not have discretionary authority to vote on their clients’ behalf on “non-routine” proposals, but may vote their clients’ shares on other proposals. The ratification of the appointment of the independent registered public accounting firm for 2010 is a matter on which a broker or other nominee is generally empowered to vote. Accordingly, no broker non-votes are expected to exist in connection with Proposal No. 3.

Who will count the votes and how will my vote(s) be counted?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

If you are a stockholder of record and if the proxy card is properly signed, dated and returned, the proxy holders named on the proxy card will vote your shares as you instruct. If you sign, date and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote “FOR” each of the director nominees, “FOR” Proposal No. 2, and “FOR” Proposal No. 3, and in the discretion of the proxy holders as to any other matters that may properly come before the Annual Meeting.

If you are a street name holder of shares and do not provide voting instructions to your broker or other nominee, your shares will be considered broker non-votes. Broker non-votes occur when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. The effect of a broker non-vote is that your shares will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote.

Brokers generally have discretionary authority to vote on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Brokers, however, do not have discretionary authority to vote on the election of directors or the approval of the 2010 Incentive Award Plan.

In their discretion, the proxy holders named in the proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this proxy statement.

What if other matters arise at the Annual Meeting?

The matters described in this Proxy Statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they deem appropriate.

Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to the shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone or other means by directors, officers or employees of the Company. In addition, STEC has retained MacKenzie Partners, Inc. to assist in connection with the solicitation of proxies from shareholders whose shares are held in nominee name by various brokerage firms. We estimate the cost of this solicitation to be $20,000, plus out-of-pocket costs and expenses.

Who may I contact if I have questions or need assistance voting my shares?

If you have any questions or need assistance in voting your shares, you may contact our proxy solicitors:

MACKENZIE PARTNERS, INC.

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Board currently consists of seven persons. Based upon the recommendation of our Nominating and Corporate Governance Committee, the Board has nominated six of the current directors for re-election, and one new director nominee for election, at the Annual Meeting, to serve for a one-year term and until their respective successors have been duly elected and qualified. Dan Moses will not be standing for re-election to the Board at the Annual Meeting. Kevin C. Daly, Ph.D. was initially recommended to the Nominating and Corporate Governance Committee as a potential director nominee by a third-party search firm.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, the proxy holders will vote “FOR” the election of the seven director nominees named below. Proxies cannot be voted for more than the seven named director nominees.

Each director nominee for election has consented to being named in this Proxy Statement as a nominee for election as a director and has agreed to serve as a director if elected, and we have no reason to believe that any director nominee will be unavailable to serve. If any director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a director nominee designated by the present Board to fill the vacancy.

The names of the director nominees, and certain information about them, are set forth below.

Name	Age	Director Since	Position
Manouch Moshayedi (1)	51	1990	Chief Executive Officer and Chairman of the Board

Mark Moshayedi (1)	48	1992	President, Chief Operating Officer, Chief Technical Officer, Secretary and Director

Rajat Bahri (2)	45	2005	Director

F. Michael Ball (2)	54	2000	Director

Christopher W. Colpitts	42	2009	Director

Kevin C. Daly, Ph.D.	65	N/A	Director Nominee

Matthew L. Witte (2)	52	2009	Director

(1)	Member of the Equity Awards Committee
(2)	Member of the Audit, Compensation and Nominating and Corporate Governance Committees

Manouch Moshayedi, a co-founder of STEC, has served as our President or Chief Executive Officer and Chairman of the Board since our inception in March 1990. From March 1990 to September 1994, Mr. Moshayedi also served as our Chief Financial Officer. Mr. Moshayedi’s distinguished career as a senior executive, including as our President, Chief Executive Officer and Chief Financial Officer, provides the Board with demonstrated leadership capabilities and expertise in management and finance. As our co-founder and Chief Executive Officer, Mr. Moshayedi brings in-depth knowledge, experience and understanding of all facets of our business. The strengths and benefits of Mr. Moshayedi’s leadership are reflected in STEC’s transformation into a leading provider of enterprise-class Flash solid-state drives (“SSDs”). Mr. Moshayedi co-founded STEC as a small computer memory company in Santa Ana nearly two decades ago. Since then, under Mr. Moshayedi’s continued leadership, STEC has grown into a global engineering and manufacturing company that is a leading provider of SSDs worldwide with 2009 revenue of $354 million and locations in California, Malaysia, Taiwan, Japan, China, the United Kingdom, Austria, Germany and Italy. Mr. Moshayedi is the brother of Mark Moshayedi, who is an executive officer and director.

Mark Moshayedi has served as a director since March 1992 and our Chief Operating Officer, Chief Technical Officer and Secretary since January 1995 and our President since March 2007. From June 1994 to December 1994, Mr. Moshayedi served as our President of Research and Development. From April 1992 to June 1994, Mr. Moshayedi served as our Senior Vice President. From March 1992 to March 2007, Mr. Moshayedi held various positions with the Company, including Chief Operating Officer, Chief Technical Officer and Secretary. With over fifteen years of senior management experience at our Company, Mr. Moshayedi brings to the Board proven management skills and knowledge of all aspects of our business. In particular, he contributes expertise in business operations, sales and marketing and product development. As one of our longest standing directors, Mr. Moshayedi provides continuity to the Board in addition to a deep understanding of the strategic and operational issues we face. Mr. Moshayedi’s tireless dedication to the Company, experienced leadership skills and drive for innovation and excellence position him well to serve as our President, Chief Operating Officer, Chief Technical Officer, Secretary and as a director. Mr. Moshayedi is the brother of Manouch Moshayedi, who is an executive officer and director.

Rajat Bahri joined STEC as a director and member of our Audit, Compensation and Nominating and Corporate Governance Committees in November 2005. Since January 2005, Mr. Bahri has been Chief Financial Officer of Trimble Navigation Limited, a publicly-traded company that provides advanced positioning product solutions. Prior to joining Trimble, Mr. Bahri served for more than 15 years in various capacities within the financial organization of several subsidiaries of Kraft Foods, Inc. and General Foods Corporation. Most recently, he served as the Chief Financial Officer for Kraft Canada, Inc. From June 2000 to June 2001, Mr. Bahri served as Chief Financial Officer of Kraft Pizza Company. From 1997 to 2000, Mr. Bahri was Operations Controller for Kraft Jacobs Suchard Europe. Mr. Bahri has extensive financial and senior executive management experience with which he contributes to the Board a wealth of knowledge and insight, especially on matters relating to finance and accounting. Mr. Bahri gained his finance and accounting expertise while serving as Chief Financial Officer for Trimble Navigation Limited, where he was responsible for worldwide financial, tax, investor and treasury activities, and during his tenure with Kraft Foods, Inc. and General Foods Corporation. With this experience, Mr. Bahri possesses the financial acumen requisite to serve as a financial expert on our Audit Committee. As Chief Financial Officer of Trimble Navigation Limited, Mr. Bahri has significant exposure to many of the complex issues facing public companies.

F. Michael Ball joined STEC as a director and member of our Audit and Compensation Committees in October 2000. Mr. Ball was appointed as a member of our Nominating and Corporate Governance Committee in February 2004. Mr. Ball has also previously served on the board of directors of Intralase Corp., a publicly-traded medical device company, from July 2006 until April 2007. Since February 2006, Mr. Ball has been President of Allergan, Inc., a publicly-traded pharmaceutical company. From October 2003 to January 2006, Mr. Ball was Executive Vice President and President, Pharmaceuticals, of Allergan, Inc. From April 1996 to September 2003, Mr. Ball was Corporate Vice President and President, North America Region of Allergan, Inc. With his distinguished career at Allergan, Inc., Mr. Ball brings to the Board demonstrated leadership capabilities and a track record of success. He also provides the Board with expertise in business operations and management. With his experience as an executive officer of a large public company, Mr. Ball has significant exposure to many of the complex issues facing large public companies, including on the operational, financial and corporate governance fronts.

Christopher W. Colpitts joined STEC as a director in March 2009. Since May 2006, Mr. Colpitts has been the Managing Director and Global Head of Technology Investment Banking at Deutsche Bank. Prior to this, he spent nine years at Lehman Brothers, most recently as Managing Director and Global Head of Electronics Investment Banking. With his distinguished career in investment banking, Mr. Colpitts contributes to the Board extensive knowledge regarding business strategy, operations and the technology sector. He also provides the Board with valuable financial and investment expertise. His broad experience identifying profitable business opportunities, valuing businesses and advising on financial strategy provides the Board with key insights into effective business operations.

Kevin C. Daly, Ph.D. has served as Chief Executive Officer of MAXxess Systems, Inc., a provider of electronic security systems, since November 2005. From August 2007 to 2009, Dr. Daly also served as Chief Executive Officer of iStor Networks, Inc., a manufacturer of network storage systems. From 2002 to 2005, Dr. Daly was Chief Executive Officer of Avamar Technologies, Inc., a developer of storage deduplication technology. Avamar was subsequently acquired by EMC Corporation in 2006. Prior to serving as the Chief Executive Officer of Avamar, Dr. Daly was Chief Executive Officer of ATL Products, Inc., a provider of tape automation systems. ATL Products completed an IPO in 1997 and was subsequently acquired by Quantum Corporation. Dr. Daly was Chief Technical Officer of Quantum Corporation’s Storage Solutions Group from October 2001 to July 2002. Dr. Daly served as a member of the Boards of Directors of Danka Business Systems, PLC, a provider of comprehensive document solutions, from 2002 to 2008 and iStor Networks, Inc. from 2002 to 2009. Dr. Daly is currently a member of the Boards of Directors of Iteris, Inc., a provider of traffic management solutions, and Project Tomorrow, a national education non-profit group based in Irvine, California. Having served as a senior officer of several companies, including companies involved in the storage systems technology industry, Dr. Daly offers to the Board a wealth of management and leadership experience as well as a deep understanding of our industry.

Matthew L. Witte joined STEC as a director and member of our Audit, Compensation and Nominating and Corporate Governance Committees in January 2009. Mr. Witte is a founding partner of Marwit Capital, LLC, a private equity firm with which he has been affiliated since January 1994. In addition, Mr. Witte is currently one of two Managing Partners of the firm’s current fund, Marwit Capital Partners II, L.P., where he is responsible for the fund’s management and final investment decisions. Mr. Witte brings to the Board extensive investing, management and entrepreneurial experience, making him a key member of our Board. Mr. Witte’s expertise in finance and investment strategy make him a valuable contributor to discussions and deliberations involving many of the strategic, financial and operational issues we face. Mr. Witte is adept at identifying and evaluating business opportunities that can contribute to the growth of our Company. In addition, Mr. Witte has considerable directorial and governance experience and, in February of 2009, he was recognized as “Director of the Year for Early Stage Companies” by the Forum for Corporate Directors.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Overview

The Compensation Committee recommends to the Board the form and amount of compensation for non-employee directors. We do not provide compensation to the employee members of our Board for their service on the Board or for attendance at meetings of committees of the Board on which they serve. Therefore, Manouch Moshayedi and Mark Moshayedi were not paid for their service as directors in 2009. All compensation paid to Messrs. Manouch and Mark Moshayedi during the year ended December 31, 2009 is reported in the “Summary Compensation Table” in the “Executive Compensation and Related Information” section of this Proxy Statement.

Our compensation for our non-employee directors for 2009 was comprised of both cash compensation, in the form of meeting fees, and equity compensation, in the form of option grants. Each of these components is described in more detail below.

Meeting Fees

During fiscal year 2009, non-employee members of our Board received the compensation described below for their service on the Board and its committees.

•	Board Meetings: Each non-employee director received $5,000 for attendance in person at each regular meeting of our Board.

•

Audit Committee Meetings: The chair of the Audit Committee received $2,000 for each regular meeting over which he presided in person and the remaining members of the Audit Committee each received $1,000 for each regular meeting attended in person.

•

Compensation Committee Meetings: The chair of the Compensation Committee received $2,000 for each regular meeting over which he presided in person and the remaining members of the Compensation Committee each received $1,000 for each regular meeting attended in person.

•	Nominating and Corporate Governance Committee Meetings: Members of the Nominating and Corporate Governance Committee each received $1,000 for each regular meeting attended in person.

In addition to the meeting fees, our non-employee Board members are reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board and committees of the Board.

In February 2010, the Compensation Committee recommended, and our Board approved and adopted, changes in the compensation paid to our non-employee directors for their service on the Board and its committees. In order to achieve what it believed to be a more optimal mix of cash and equity compensation, the Compensation Committee recommended a decrease in the equity compensation paid to non-employee directors while increasing the cash compensation. Specifically, each non-employee director will receive $15,000 for attendance in person at each regular meeting of the Board; the chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee will each receive $2,000 for each regular meeting over which they preside in person; and non-chair members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee will each receive $1,000 for each regular meeting attended in person. In addition, non-employee directors will receive certain annual stock option grants, as described in greater detail below in the section entitled “Equity Compensation.”

Equity Compensation

Non-employee Board members are eligible to receive options, restricted stock units and other stock-based awards, as determined by a majority of the disinterested members of the Board. Under the Automatic Option Grant Program of our 2000 Stock Incentive Plan, which expired on February 28, 2010, non-employee Board members received, upon their initial election or appointment to the Board, an automatic option grant to purchase 30,000 shares of common stock. The options have an exercise price equal to the fair market value of the option shares on the grant date and a term of ten years measured from the grant date, subject to earlier termination following the optionee’s cessation of service on the Board. The options are immediately exercisable for all of the option shares; however, we may repurchase, at the exercise price paid per share, any shares purchased under the option that are not vested at the time of the optionee’s cessation of Board service. The shares subject to options granted upon an initial election vest in a series of five successive equal annual installments upon the optionee’s completion of each year of Board service over the five-year period measured from the date of grant. However, the shares immediately vest in full upon certain changes in control or ownership of STEC or upon the optionee’s death or disability while serving as a member of the Board.

Pursuant to a pre-existing policy adopted by the Board, at the 2009 annual meeting of shareholders on May 27, 2009, each of our non-employee directors re-elected to the Board received a stock option grant to purchase 30,000 shares of common stock under our 2000 Stock Incentive Plan. Each stock option has an exercise price per share equal to the fair market value of the common stock as measured by the closing price of the common stock as reported on the Nasdaq Stock Market on the date of the annual meeting, which was $16.62. The stock options will vest and become exercisable in a series of four successive equal annual installments upon the non-employee director’s completion of each year of Board service over the four-year period measured from the date of grant. The stock options will have a term of ten years measured from the grant date, subject to earlier termination following the non-employee director’s cessation of service on the Board. The stock options will immediately vest in full upon certain changes in control or ownership of STEC.

Pursuant to the 2010 Incentive Award Plan (the “2010 Plan”), which the Board has adopted and is subject to shareholder approval at the Annual Meeting, a non-employee director will receive, upon his or her initial election or appointment to the Board, an automatic option grant to purchase 30,000 shares of STEC common stock and automatic option grants to purchase 15,000 shares of STEC common stock per year for each year of service on the Board thereafter. The option grant will have an exercise price equal to the fair market value of the option shares on the grant date and will have a term of ten years measured from the grant date, subject to earlier termination following the optionee’s cessation of service on the Board. The shares subject to each automatic option grant vest in a series of four successive equal annual installments upon the optionee’s completion of each year of Board service over the four-year period measured from the date of grant. See “Proposal No. 2: Approval Of The 2010 Incentive Award Plan,” for additional information regarding the terms of the 2010 Plan.

Director Compensation Table

The following table sets forth information regarding the compensation to persons who served as non-employee directors during the year ended December 31, 2009. We do not provide compensation to the employee members of our Board for their service on the Board or for attendance at meetings of committees of the Board on which they serve. Accordingly, the information presented shall be with respect to our non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)(3)	Total ($)
Rajat Bahri	$36,000	$296,400	$332,400
F. Michael Ball	$36,000	$296,400	$332,400
Christopher W. Colpitts (1)	$24,000	$390,600	$414,600
Dan Moses	$20,000	$296,400	$316,400
Matthew L. Witte	$34,000	$369,600	$403,600
James J. Peterson (1)	$0	$0	$0

(1)	Mr. James J. Peterson resigned from the Board effective as of March 5, 2009. Mr. Peterson did not receive any compensation for his service on the Board during 2009. Mr. Christopher W. Colpitts was appointed to succeed Mr. Peterson effective as of March 5, 2009.
(2)	The amounts shown equal the grant date fair value of the option awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718, “Compensation — Stock Compensation.” The assumptions used to calculate the grant date fair value are set forth in Note 11 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on February 23, 2010.
(3)	The following table sets forth the number of vested and unvested options held by each of our non-employee directors as of December 31, 2009. None of our non-employee directors held any unvested stock awards as of December 31, 2009.

Name	Options Outstanding at 12/31/2009
Rajat Bahri	90,000
F. Michael Ball	200,000
Christopher W. Colpitts	60,000
Dan Moses	130,000
Matthew L. Witte	60,000
James J. Peterson	0

MANAGEMENT

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and directors as of April 1, 2010.

Name	Age	Position
Manouch Moshayedi (1)	51	Chief Executive Officer and Chairman of the Board

Mark Moshayedi (1)	48	President, Chief Operating Officer, Chief Technical Officer, Secretary and Director

Raymond Cook	49	Chief Financial Officer

Rajat Bahri (2)	45	Director

F. Michael Ball (2)	54	Director

Christopher W. Colpitts	42	Director

Dan Moses (3)	42	Director

Matthew L. Witte (2)	52	Director

(1)	Member of the Equity Awards Committee
(2)	Member of the Audit, Compensation and Nominating and Corporate Governance Committees
(3)	Mr. Moses will not be standing for re-election to the Board at the Annual Meeting.

Manouch Moshayedi.    See “Proposal No. 1: Election of Directors” for Mr. Moshayedi’s biography.

Mark Moshayedi.    See “Proposal No. 1: Election of Directors” for Mr. Moshayedi’s biography.

Raymond Cook has served as our Chief Financial Officer since November 2008. From May 2005 to November 2008, Mr. Cook was the Vice President of Finance and Corporate Controller at Mindspeed Technologies, Inc., a publicly-traded semiconductor networking solutions provider. Mr. Cook also served as interim Chief Financial Officer for Mindspeed from April 2008 to July 2008. From July 2003 to May 2005, Mr. Cook served as Mindspeed’s Executive Director – Controller. From April 1999 to July 2003, Mr. Cook was the Executive Director, Accounting/External Reporting for Conexant Systems, Inc., a provider of solutions for imaging, video, audio, and Internet connectivity applications.

Rajat Bahri.    See “Proposal No. 1: Election of Directors” for Mr. Bahri’s biography.

F. Michael Ball.    See “Proposal No. 1: Election of Directors” for Mr. Ball’s biography.

Christopher W. Colpitts. See “Proposal No. 1: Election of Directors” for Mr. Colpitts’ biography.

Dan Moses served as our Chief Financial Officer from August 1994 and Executive Vice President from August 2006 until his retirement from those positions in November 2008. Mr. Moses remained employed with STEC from November 2008 to January 2009 to assist in the transition of his successor. Mr. Moses has served as a director since March 2000 and will not be standing for re-election at the Annual Meeting. From October 1992 to August 1994, Mr. Moses served as our Controller. Before joining STEC, Mr. Moses was a Senior Auditor with PricewaterhouseCoopers LLP from June 1990 to October 1992.

Matthew L. Witte.    See “Proposal No. 1: Election of Directors” for Mr. Witte’s biography.

Relationships Among Executive Officers and Directors

Our executive officers are elected by the Board on an annual basis and serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified. Except as otherwise disclosed in their respective biographies, there are no family relationships among any of the directors or executive officers of STEC.

CORPORATE GOVERNANCE

Director Independence

In determining whether or not a director or director nominee is independent, STEC uses the standards for director independence pursuant to Nasdaq listing standards. Our Board concluded that Rajat Bahri, F. Michael Ball, Christopher W. Colpitts, Kevin C. Daly, Ph.D. and Matthew L. Witte, all of whom are current non-employee directors or director nominees, are independent directors under Nasdaq rules. In determining that each of the non-employee directors and director nominee is independent, our Board considered, among other things, the types and amounts of the commercial dealings, if any, between us and the companies and organizations with which the non-employee directors and director nominee are affiliated. In making its determination, our Board considered the fact that Mr. Colpitts is the Managing Director and Global Head of Technology Investment Banking at Deutsche Bank. STEC engages a different division of Deutsche Bank to provide cash management services. The fees paid to Deutsche Bank for cash management services do not benefit the investment banking division or Mr. Colpitts. On August 3, 2009, Deutsche Bank Securities Inc. acted as an underwriter in the offering by STEC’s shareholders of 10,350,000 shares of common stock. See the discussion under “Certain Relationships and Related Transactions—Related Persons Transactions—Deutsche Bank Securities.” Our Board determined that these relationships would not interfere with the exercise of independent judgment by Mr. Colpitts in carrying out his responsibilities as a director. Manouch Moshayedi and Mark Moshayedi did not qualify as independent directors because they are employees of STEC. Dan Moses did not qualify as an independent director because he was previously an employee of STEC.

In addition, our Board has also determined that:

•	all directors who serve on the Audit, Compensation, and Nominating and Corporate Governance Committees are independent under Nasdaq rules, and

•	all members of the Audit Committee meet the additional criteria for independence of Audit Committee members set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended.

The independent directors meet regularly in executive sessions without the presence of the non-independent directors or members of our management at least twice per year and from time to time as they deem necessary or appropriate.

Board of Directors

Our Board is currently comprised of seven members. Each director currently serves until the next annual meeting of shareholders or until his successor is duly elected and qualified. At each annual meeting of shareholders, the directors’ successors will be elected to serve until the next annual meeting of shareholders. In addition, our bylaws provide that the authorized number of directors will be between four and seven, with the exact number to be determined by a majority of our Board or shareholders.

Board Meetings

Our Board held eight meetings in 2009 and also acted at various times by unanimous written consent without a meeting. Members of our Board and its committees also consulted informally with management from time to time during 2009. All of our directors attended or participated in 75% or more of the aggregate of the total number of meetings of our Board during 2009 and the total number of meetings held by all committees of our Board on which each such director served, during the period for which each such director served.

Policy Regarding Attendance of Directors at the Annual Meeting of Shareholders

Although we do not have a policy with regard to attendance by members of the Board at our annual meeting of shareholders, it is customary for all members of the Board to attend. Manouch Moshayedi, Mark Moshayedi, F. Michael Ball, Dan Moses and Matthew Witte were present for our 2009 annual meeting held on May 27, 2009.

Board Committees

Our Board has four standing committees: the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Equity Awards Committee. The Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee have written charters approved by the Board. A copy of each charter can be found under the “Corporate Governance” tab of the “Investor Relations” section of our website at http://www.stec-inc.com. The current members of each committee are identified in the following table. Except as noted below the current members were also the members of the committees during fiscal 2009.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Equity Awards Committee
Manouch Moshayedi				Chair
Mark Moshayedi				X
F. Michael Ball	X	Chair	X
Rajat Bahri	Chair	X	X
Christopher Colpitts (1)
Matthew Witte	X	X	Chair

(1)	Mr. Colpitts served as a member of the Compensation Committee and Nominating and Corporate Governance Committee from May 2009 until February 2010.

Audit Committee – The Audit Committee is responsible for reviewing financial information which will be provided to shareholders and others, the systems of internal controls which management and our Board have established, the performance and selection of our independent registered public accounting firm, our audit and financial reporting processes, and our accounting practices. The Audit Committee operates under a written charter adopted by our Board, and the Audit Committee reviews and confirms the adequacy of such charter on an annual basis. Our Audit Committee met in February 2010 in connection with the audit of our 2009 financial statements. During 2009, our Audit Committee held eight meetings and also acted at various times by unanimous written consent without a meeting. The Board has determined that Mr. Bahri is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and that each member of the Audit Committee satisfies the “financial sophistication” requirements of the Nasdaq listing standards.

Compensation Committee – The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees. The Compensation Committee will also be responsible for the administration of the 2010 Plan, if approved, including the approval of grants under such plan to our employees, consultants and directors. During 2009, our Compensation Committee held seven meetings and also acted at various times by unanimous written consent without a meeting. Our Chief Executive Officer makes recommendations to the Compensation Committee regarding our other executive officers’ compensation based on his evaluation of the performance of each other executive officer.

The Compensation Committee has the sole authority to retain consultants and advisors as it may deem appropriate in its discretion and to approve related fees and other retention terms. The Compensation Committee engaged Radford Surveys + Consulting, an Aon Consulting Company (“Radford”), beginning in 2008 as its independent compensation consultant. Radford was retained to conduct a review and analysis of our executive compensation program and to provide advice and recommendations on competitive market practices and the appropriateness and merit of specific compensation decisions. Radford participates in meetings with the Compensation Committee and also communicates with the Chair of the Compensation Committee outside of meetings. Radford has not provided any other services to us nor have they received any compensation other than with respect to the services provided to the Compensation Committee.

For additional information on the role of the Compensation Committee and Radford, see “Compensation Discussion and Analysis—Role of the Compensation Committee, Executive Officers and the Consultant.”

Nominating and Corporate Governance Committee – The Nominating and Corporate Governance Committee is responsible for overseeing, reviewing and making periodic recommendations concerning STEC’s corporate governance policies and for recommending to the Board candidates for election to the Board. During 2009, our Nominating and Corporate Governance Committee held five meetings. The Nominating and Corporate Governance Committee recommended to the Board the nomination of directors for the 2010 Annual Meeting. In evaluating a potential candidate for membership on the Board, the Nominating and Corporate Governance Committee considers, among other factors, that STEC should have a sufficient number of directors to reflect a diversity of perspectives, backgrounds and experiences. The assessment of potential candidates includes an examination of the individual’s achievement in their professional careers, educational background, financial acumen, past experience as a director, diversity, board experience, wisdom, integrity, demonstrated character and judgment, analytical abilities, understanding of the business environment (including knowledge of the memory and/or technology industries), skills and experience in the context of the needs of the Board and willingness to devote adequate time to Board duties. Based on the composition of the Board and our Company’s needs, the Nominating and Corporate Governance Committee will also consider whether the candidate qualifies as an independent director under the Nasdaq listing standards. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in the best interests of our shareholders and us. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Nominating and Corporate Governance Committee would recommend the candidate for consideration by the Board. In addition, in accordance with the authority granted to it under the committee charter, in February 2010 the Nominating and Corporate Governance Committee retained a global executive search firm to assist with the identification of candidates to serve on the Board.

The Nominating and Corporate Governance Committee will also consider recommendations for nominees to the Board submitted by shareholders. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder. Shareholders who wish the Nominating and Corporate Governance Committee to consider their recommendations for nominees for the position of director should submit the candidate’s name, appropriate biographical information, a brief description of such candidate’s qualifications and such candidate’s written consent to nomination to the Nominating and Corporate Governance Committee in care of Mark Moshayedi, Corporate Secretary, at the following address: STEC, Inc., 3001 Daimler Street, Santa Ana, California 92705-5812.

Equity Awards Committee – The Equity Awards Committee has separate but concurrent jurisdiction with the Compensation Committee to make option grants, restricted stock unit and other stock-based awards under the 2010 Plan, if approved, as under the now-expired 2000 Stock Incentive Plan, to eligible individuals other than executive officers and the non-employee members of our Board. The Equity Awards Committee held no meetings in 2009, but acted at various times by unanimous written consent without a meeting. The Equity Awards Committee does not operate under a formal written charter.

Our Board may establish other committees to facilitate the management of our business.

Board Leadership Structure

Our Board believes the positions of Chief Executive Officer and Chairman of the Board should be combined to provide unified leadership and direction. Our Board reserves the right to adopt a different policy should circumstances change. The Chief Executive Officer/Chairman works closely with the entire Board and has regular substantive communications with Mr. Matthew L. Witte, the Chair of the Nominating and Corporate Governance Committee.

Our Board believes that it is currently in STEC’s best interest to have Mr. Manouch Moshayedi serve as Chairman and Chief Executive Officer for the following reasons. The Chief Executive Officer serves as a bridge between management and the Board, ensuring that both groups act with a common purpose. Mr. Moshayedi’s wealth of knowledge regarding our operations and industries and the markets in which we compete positions him to best identify matters for Board review and deliberation. Additionally, the combined role of Chairman and Chief Executive Officer facilitates centralized Board leadership in one person so there is no ambiguity about accountability. This structure also eliminates conflict between two leaders and minimizes the likelihood of two spokespersons sending different messages. We believe that our current leadership structure enhances the Chief Executive Officer/Chairman’s ability to provide insight and direction on important strategic initiatives simultaneously to both management and the independent directors.

Risk Oversight

Our Board oversees our risk management process that is designed to support the achievement of organizational objectives and to improve long-term organizational performance and enhance shareholder value. Management is responsible for establishing our business strategy, identifying and assessing the related risks and establishing appropriate risk management practices. Our Board reviews our business strategy and management’s assessment of the related risks and discusses with management the appropriate level of risk for the Company. While our Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have the authority and obligation to discuss with management, and assist the Board with, our policies regarding risk assessment and exposure and our management and oversight of risk. For example, the Audit Committee focuses on financial risk exposures, while the Compensation Committee reviews risks related to our compensation plans, policies and programs.

During the first quarter of 2010, we reviewed our compensation policies and practices to determine whether any risks arising from our compensation policies and practices for employees are reasonably likely to have a material adverse effect on STEC. The review included an assessment of the various incentive and other compensation programs and practices throughout STEC and the processes for implementing these programs. We believe that our compensation policies and practices for employees do not present any risk that is reasonably likely to have a material adverse effect on STEC.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our employees (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and directors. A copy of our Code of Business Conduct and Ethics can be found under the “Corporate Governance” tab of the “Investor Relations” section of our website at http://www.stec-inc.com. The information on our website is not incorporated by reference in this Proxy Statement. We may post amendments to or waivers of the provisions of the Code of Business Conduct and Ethics, if any, made with respect to any of our directors and executive officers on that website.

Shareholder Communications with the Board of Directors

Shareholders can contact our Board through written communication sent by certified mail to the Board of Directors, c/o Corporate Secretary, STEC, Inc., 3001 Daimler Street, Santa Ana, California 92705-5812. Our Corporate Secretary will forward all correspondence to the Board, except for junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Our Corporate Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within STEC for review and possible response. From time to time our Board may change the process by which shareholders may communicate with the Board. Such changes will be posted to our website at http://www.stec-inc.com.

Corporate Governance Documentation; How to Obtain Copies

STEC is committed to having high standards of corporate governance. Current copies of the following materials related to STEC’s corporate standards and practices are available publicly under the “Corporate Governance” tab of the “Investor Relations” section of our website at http://www.stec-inc.com:

•	Corporate Governance Guidelines

•	Audit Committee Charter

•	Compensation Committee Charter

•	Nominating and Corporate Governance Committee Charter

•	Code of Business Conduct and Ethics

•	Information on Board and Committee membership and biographies of Board members

Compensation Committee Interlocks and Insider Participation

During fiscal year 2009, Messrs. Bahri, Ball, Colpitts and Witte served as members of our Compensation Committee. None of these members of the Compensation Committee has at any time been an officer or employee of STEC.

Except as indicated below, during fiscal year 2009, no executive officer had an “interlock” relationship, as the term is defined by the Securities and Exchange Commission.

Manouch Moshayedi and Mark Moshayedi each have a one-third ownership interest in MDC Land Corporation, MDC Land LLC, and QualCenter, Inc., all of which are privately-held entities. In addition, Manouch Moshayedi and Mark Moshayedi are both a director, executive officer and/or manager of each of these companies.

STEC occupies two leased facilities of approximately 24,500 and 48,600 square feet, in Santa Ana, California, in which our executive offices, sales and marketing and research and development operations are located. STEC leases both facilities from MDC Land LLC. In addition, QualCenter, Inc. leases a facility in Houston, Texas from MDC Land LLC. MDC Land LLC has no operations other than its leasing transactions with us.

24,500 square foot facility. The lease for the 24,500 square foot facility expires in July 2017. Beginning August 1, 2007, the monthly base rent was adjusted to approximately $20,000 based on the change in the Consumer Price Index. For the remainder of the lease, base rent shall be adjusted every two years based on the change in the Consumer Price Index. The monthly base rent was approximately $20,000 per month during 2009. STEC believes its lease of the 24,500 square foot facility with MDC Land LLC is on terms no less favorable to it than could be obtained from an unaffiliated third party.

48,600 square foot facility. The lease for the 48,600 square foot facility expires in July 2017. Beginning August 1, 2007, the monthly base rent was adjusted to approximately $34,000 based on the change in the Consumer Price Index. For the remainder of the lease, base rent shall be adjusted every two years based on the change in the Consumer Price Index. The monthly base rent was approximately $34,000 per month during 2009. STEC believes its lease of the 48,600 square foot facility with MDC Land LLC is on terms no less favorable to it than could be obtained from an unaffiliated third party.

Total outstanding remaining lease payments due on or after January 1, 2010 under both the 24,500 and 48,600 square foot facilities at current lease rates is approximately $4,868,000. Total base rents in 2009 for both the 24,500 and 48,600 square foot facilities were approximately $640,000.

Forward Looking Statements

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations concerning matters that are not historical facts. These forward-looking statements include, but are not limited to, statements related to risks associated with our compensation programs. Readers are cautioned that these forward-looking statements are based on current expectations and are subject to risks, uncertainties, and assumptions that are difficult to predict. We undertake no obligation to revise or update any forward-looking statements for any reason. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2009 and in our periodic reports on Form 10-Q and Form 8-K.

PROPOSAL NO. 2

APPROVAL OF THE 2010 INCENTIVE AWARD PLAN

We are asking you to approve the STEC, Inc. 2010 Incentive Award Plan (the “2010 Plan”). Our Board has adopted, subject to shareholder approval, the 2010 Plan for members of our Board, the employees and consultants of STEC and its subsidiaries and affiliates. The Board approved the 2010 Plan on March 26, 2010, subject to approval by our shareholders. The 2010 Plan is intended to replace the 2000 Stock Incentive Plan. The 2000 Stock Incentive Plan expired pursuant to its terms on February 28, 2010, and no further shares may be issued under the 2000 Stock Incentive Plan. The 2010 Plan will become effective if the 2010 Plan is approved by the affirmative vote of a majority of the votes cast with respect to the proposal by the shares present in person or represented by proxy and entitled to vote thereon at the Annual Meeting. A “majority of votes cast” means that the number of votes “FOR” the approval of the 2010 Plan must exceed the number of votes “AGAINST” the approval of the 2010 Plan.

The principal features of the 2010 Plan are summarized below for the convenience and information of our shareholders. This description is qualified in its entirety by reference to the 2010 Plan, which is attached to this Proxy Statement as Appendix A.

Introduction

Shareholder Approval Requirement

Shareholder approval of the 2010 Plan is necessary in order for STEC to (1) meet the shareholder approval requirements of Nasdaq, (2) take tax deductions for certain compensation resulting from awards granted thereunder qualifying as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (3) grant incentive stock options thereunder.

Highlights of the 2010 Plan

The 2010 Plan authorizes the Compensation Committee of the Board (or, if the Board determines, another committee of the Board) to provide equity-based compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, deferred stock, stock payments, performance awards and other incentive awards structured by the Compensation Committee within parameters set forth in the 2010 Plan, for the purpose of providing STEC’s directors, officers, employees and consultants equity compensation, incentives and rewards for superior performance. Some of the key features of the 2010 Plan that reflect STEC’s commitment to effective management of incentive compensation are as follows:

•

Limitations on Grants. Subject to adjustment for equity restructurings and certain other corporate transactions as described below, the issuance of rights and certain other events described in the 2010 Plan, in addition to the share limitations described below under “Limitation on Awards and Shares Available,” the number of shares that may be issued or transferred by STEC upon the exercise of incentive stock options may not exceed 4,600,000 in the aggregate.

•

No Repricing or Replacement of Options or Stock Appreciation Rights. The 2010 Plan prohibits, without shareholder approval: (i) the amendment of options or stock appreciation rights to reduce the exercise price, and (ii) the replacement of an option or stock appreciation right with cash or any other award when the price per share of the option or stock appreciation right exceeds the fair market value of the underlying shares.

•

No In-the-Money Option or Stock Appreciation Right Grants. The 2010 Plan prohibits the grant of options or stock appreciation rights with an exercise or base price less than the fair market value of STEC common stock, generally the closing price of STEC common stock, on the date of grant.

•

Section 162(m) Qualification. The 2010 Plan is designed to allow awards made under the 2010 Plan, including incentive bonuses, to qualify as performance-based compensation under Section 162(m) of the Code.

•	Independent Administration. The Compensation Committee of the Board, which consists of only independent directors, will administer the 2010 Plan if it is approved by shareholders.

Administration

The 2010 Plan will be administered by the Compensation Committee. The Compensation Committee may delegate to a committee of one or more members of the Board or one or more of STEC’s officers the authority to grant or amend awards to participants other than STEC’s senior executives who are subject to Section 16 of the Exchange Act or employees who are “covered employees” within the meaning of Section 162(m) of the Code, and the regulations thereunder. Unless otherwise determined by the Board, the Compensation Committee shall consist solely of two or more non-employee directors appointed by and holding office at the pleasure of the Board, each of whom is an “outside director” within the meaning of Section 162(m) of the Code, a Non-Employee Director, and an “independent director” under the rules of Nasdaq (or other principal securities market on which shares of STEC common stock are traded).

The Compensation Committee will have the authority to administer the 2010 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, as well as the authority to delegate such administrative responsibilities.

Eligibility

Persons eligible to participate in the 2010 Plan include all non-employee members of the Board, consisting of seven directors following the 2010 Annual Meeting, the approximately 780 employees of STEC and its subsidiaries and affiliates, and consultants, as determined by the Compensation Committee.

Limitation on Awards and Shares Available

An aggregate of 4,600,000 shares of STEC common stock are available for grant pursuant to the 2010 Plan. Any shares that are subject to awards of options or stock appreciation rights under the 2010 Plan will be counted against this limit as one (1) share for every one (1) share granted. Any shares that are subject to awards other than options or stock appreciation rights under the 2010 Plan (“full value awards”) will be counted against this limit as 1.32 shares for every one (1) share granted. The shares of STEC common stock covered by the 2010 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.

If any shares subject to an award under the 2010 Plan are forfeited or expire or an award under the 2010 Plan is settled for cash, then any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the 2010 Plan. However, any shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award, any shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on its exercise, and any shares purchased on the open market with the cash proceeds from the exercise of options may not be used again for new grants.

Awards granted under the 2010 Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock (but not awards made in connection with the cancellation and repricing of an option or stock appreciation right) (“Substitute Awards”) will not reduce the shares authorized for grant under the 2010 Plan. Additionally, in the event that a company acquired by STEC or any of its subsidiaries or affiliates or with which STEC or any of its subsidiaries or affiliates combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan may be used for awards under the 2010 Plan and will not reduce the shares authorized for grant under the 2010 Plan, absent the acquisition or combination, and will only be made to individuals who were not employed by or providing services to STEC or any of its subsidiaries or affiliates immediately prior to such acquisition or combination.

Any shares that again become available for grant will be added back as (i) one (1) share if such shares were subject to an option or stock appreciation right granted under the 2010 Plan, and (ii) as 1.32 shares if such shares were subject to full value awards granted under the 2010 Plan.

The maximum number of shares of STEC common stock that may be subject to one or more awards granted to any one participant pursuant to the 2010 Plan during any calendar year is 1,000,000 and the maximum amount that may be paid in cash to any one participant during any calendar year with respect to any awards payable in cash is $2,000,000.

Awards

The 2010 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights, dividend equivalents, stock payments, deferred stock units, performance awards and other incentive awards. Except with respect to automatic grants of nonqualified stock options to new non-employee directors (as discussed further below), no determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2010 Plan. See the Summary Compensation Table and Grants of Plan-Based Awards Table provided elsewhere in this Proxy Statement for information on awards granted under the 2000 Stock Incentive Plan (as amended and restated through April 17, 2006) to STEC’s named executive officers identified in those tables.

Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the 2010 Plan. The option exercise price of all stock options granted pursuant to the 2010 Plan will not be less than 100% of the fair market value of STEC common stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event may a stock option have a term extending beyond the tenth anniversary of the date of grant. Incentive stock options granted to any person who owns, as of the date of grant, stock possessing more than ten percent of the total combined voting power of all classes of STEC stock, however, shall have an exercise price that is not less than 110% of the fair market value of STEC common stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides. Under the 2010 Plan, an individual who first becomes a non-employee director will automatically be granted a nonqualified stock option to purchase 30,000 shares of STEC common stock. In addition, beginning with the annual meeting of shareholders that occurs after each non-employee director’s first anniversary of election to our Board, such non-employee director will automatically be granted a nonqualified stock option to purchase 15,000 shares of STEC common stock immediately following each annual meeting of shareholders. The exercise price per share will equal 100% of the fair market value of STEC common stock on the date of grant. Each nonqualified stock option granted to non-employee directors will vest in equal annual installments over four years from the date of grant, and the shares underlying each nonqualified stock option granted to initial non-employee directors will automatically vest in full upon such non-employee director’s death or disability.

Restricted stock may be granted pursuant to the 2010 Plan. A restricted stock award is the grant of shares of STEC common stock at a price determined by the Compensation Committee, that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing service to STEC or any of its subsidiaries or affiliates or achieving performance goals. During the period of restriction, all shares of restricted stock will be subject to restrictions and vesting requirements, as provided by the Compensation Committee. The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee. Restricted stock may not be sold or encumbered until all restrictions are terminated or expire.

The other types of equity awards that may be granted under the 2010 Plan include performance awards, dividend equivalents, deferred stock units, stock payments, restricted stock units, stock appreciation rights and other incentive awards.

Performance awards may be granted in the form of cash bonus awards, stock bonus awards, performance awards or incentive awards that are paid in cash, shares or a combination of both. The value of performance awards may be linked to any one or more of the performance criteria listed below, or other specific criteria determined by the Compensation Committee, in each case on a specified date or dates or over any period or periods determined by the Compensation Committee. Performance awards granted in the form of a cash bonus may be payable upon the attainment of pre-established performance goals based on established performance criteria. The goals are established and evaluated by the Compensation Committee and may relate to performance over any periods as determined by the Compensation Committee. The Compensation Committee will determine whether performance awards are intended to be performance-based compensation within the meaning of Section 162(m) of the Code. Following is a brief discussion of the requirements for awards to be treated as performance-based compensation within the meaning of Section 162(m) of the Code.

The Compensation Committee may grant awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be performance-based compensation within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax purposes. Under the 2010 Plan, these performance-based awards may be either equity awards or performance bonus awards. Participants are only entitled to receive payment for a Section 162(m) performance-based award for any given performance period to the extent that pre-established performance goals set by the Board for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria:

•	net earnings (either before or after interest, taxes, depreciation and amortization),

•	gross or net sales or revenue,

•	net income (either before or after taxes),

•	adjusted net income,

•	operating earnings or profit,

•	cash flow (including, but not limited to, operating cash flow and free cash flow),

•	return on assets,

•	return on capital,

•	return on shareholders’ equity,

•	total stockholder return,

•	return on sales,

•	gross or net profit or operating margin,

•	costs,

•	funds from operations,

•	expenses,

•	working capital,

•	earnings per share,

•	adjusted earnings per share,

•	price per share of STEC common stock,

•	regulatory body approval for commercialization of a product,

•	implementation or completion of critical projects,

•	market share, and

•	economic value,

any of which may be measured with respect to us, or any subsidiary, affiliate or other business unit of STEC’s, either in absolute terms, terms of growth or as compared to any incremental increase, as compared to results of a peer group or to market performance indicators or indices. The Compensation Committee will define in an objective fashion the manner of calculating the performance criteria it selects to use for such awards. With regard to a particular performance period, the Compensation Committee will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Compensation Committee may reduce or eliminate (but not increase) the initial award. Generally, a participant will have to be employed by or providing services to STEC or any of its subsidiaries or affiliates as of the last day of the performance period to be eligible for a performance-based award payment for any period.

The Compensation Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following:

•	items related to a change in accounting principle,

•	items relating to financing activities,

•	expenses for restructuring or productivity initiatives,

•	other non-operating items,

•	items related to acquisitions,

•	items attributable to the business operations of any entity acquired by STEC during the performance period,

•	items related to the disposal of a business or segment of a business,

•	items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards,

•	items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period,

•	other items of significant income or expense which are determined to be appropriate adjustments,

•	items relating to unusual or extraordinary corporate transactions, events or developments,

•	items related to amortization of acquired intangible assets,

•	items that are outside the scope of STEC’s core, on-going business activities,

•	items related to acquired in-process research and development,

•	items relating to changes in tax laws,

•	items relating to major licensing or partnership arrangements,

•	items relating to asset impairment charges,

•	items relating to gains or losses for litigation, arbitration and contractual settlements, or

•	items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

For all awards intended to qualify as performance-based compensation, such determinations will be made by the Compensation Committee within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

Dividend equivalents may be granted pursuant to the 2010 Plan, except that no dividend equivalents may be payable with respect to options or stock appreciation rights pursuant to the 2010 Plan. A dividend equivalent is the right to receive the equivalent value of dividends paid on shares. Dividend equivalents that are granted by the Compensation Committee are credited as of dividend payment dates during the period between the date dividend equivalents are granted and the date the dividend equivalents terminate or expire, as determined by the Compensation Committee. Such dividend equivalents will be converted to cash or additional shares of our common stock by such formula, at such time and subject to such limitations as may be determined by the Compensation Committee.

Stock payments are payments in the form of shares of our common stock or an option or other right to purchase shares, as part of a bonus, deferred compensation or other arrangement. The number or value of shares of any stock payment will be determined by the Compensation Committee and may be based on achieving one or more of the performance criteria listed above, or other specific criteria determined by the Compensation Committee. Stock payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards.

Deferred stock is a right to receive shares of our common stock. The number of shares of deferred stock will be determined by the Compensation Committee and may be based on achieving one or more of the performance criteria listed above, or other specific criteria determined by the Compensation Committee, in each case on a specified date or dates or over any period or periods determined by the Compensation Committee. Except as otherwise determined by the Compensation Committee, shares underlying a deferred stock award which is subject to a vesting schedule or other conditions set by the Compensation Committee will not be issued until those conditions have been satisfied.

Restricted stock units may be granted pursuant to the 2010 Plan. A restricted stock unit award provides for the issuance of STEC common stock at a future date upon the satisfaction of specific conditions set forth in the applicable award agreement. The Compensation Committee will specify the dates on which the restricted stock units will become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on achieving performance goals or other specific criteria, including service to STEC or any of its subsidiaries or affiliates. The Compensation Committee will specify, or permit the restricted stock unit holder to elect, the conditions and dates upon which the shares underlying the restricted stock units will be issued, which dates may not be earlier than the date as of which the restricted stock units vest and which conditions and dates will be subject to compliance with Section 409A of the Code. Restricted stock units may be paid in cash, shares, or both, as determined by the Compensation Committee. On the distribution dates, STEC will transfer to the participant one unrestricted, fully transferable share of STEC common stock (or the fair market value of one such share in cash) for each restricted stock unit scheduled to be paid out on such date and not previously forfeited.

Stock appreciation rights entitle a holder, upon exercise of all or a portion of the stock appreciation right, to receive from us an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the stock appreciation right from the fair market value on the date of exercise of the stock appreciation right by the number of shares with respect to which the stock appreciation right has been exercised, subject to any limitations imposed by the Compensation Committee. The exercise price per share subject to a stock appreciation right will be set by the Compensation Committee, but may not be less than 100% of the fair market value on the date the stock appreciation right is granted. The Compensation Committee determines the period during which the right to exercise the stock appreciation right vests in the holder. No portion of a stock appreciation right which is unexercisable at the time the holder’s employment with us terminates will thereafter become exercisable, except as may be otherwise provided by the Compensation Committee. Stock appreciation rights may be exercised as determined by the Compensation Committee, but in no event may a stock appreciation right have a term extending beyond the tenth anniversary of the date of grant. Payment of the stock appreciation right may be in cash, shares, or a combination of both, as determined by the Compensation Committee.

Other incentive awards may cover shares of STEC common stock, the right to purchase shares of STEC common stock or have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in or based on, shares of STEC common stock, shareholder value or shareholder return. The Compensation Committee will specify the dates on which the other incentive awards will become fully vested, and may specify such conditions to vesting as it deems appropriate, including conditions based on achieving performance goals or other specific criteria, including service to STEC or any of its subsidiaries or affiliates. Payment of the other incentive award may be in cash, shares, or a combination of both, as determined by the Compensation Committee.

Payment Methods. The Compensation Committee will determine the methods by which payments by any award holder with respect to any awards granted under the 2010 Plan may be paid, the form of payment, including, without limitation: (1) cash or check; (2) shares of our common stock issuable pursuant to the award or held for such period of time as may be required by the Compensation Committee in order to avoid adverse accounting consequences and having a fair market value on the date of delivery equal to the aggregate payments required; (3) other property acceptable to the Compensation Committee (including through the delivery of a notice that the award holder has placed a market sell order with a broker with respect to shares of our common stock then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to us upon settlement of such sale); or (4) other form of legal consideration acceptable to the Compensation Committee. However, no participant who is a member of the Board or an “executive officer” of STEC within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any awards granted under the 2010 Plan, or continue any extension of credit with respect to such payment in any method which would violate the prohibitions on loans made or arranged by STEC as set forth in Section 13(k) of the Exchange Act. Only whole shares of common stock may be purchased or issued pursuant to an award. No fractional Shares shall be issued and the Compensation Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

Vesting and Exercise of an Award. The applicable award agreement governing an award will contain the period during which the right to exercise the award in whole or in part vests, including the events or conditions upon which the vesting of an award will occur or may accelerate. No portion of an award which is not vested at the holder’s termination of service with us will subsequently become vested, except as may be otherwise provided by the Compensation Committee in the agreement relating to the award or by action following the grant of the award.

Generally, an option or stock appreciation right may only be exercised while such person remains an employee, consultant or non-employee director of us or one of our subsidiaries or affiliates or for a specified period of time (up to the remainder of the award term) following the holder’s termination of service with us or one of our subsidiaries or affiliates. An award may be exercised for any vested portion of the shares subject to such award until the award expires. Upon the grant of an award or following the grant of an award, the Compensation Committee may provide that the period during which the award will vest or become exercisable will accelerate, in whole or in part, upon the occurrence of one or more specified events, including, a change in control or a holder’s termination of employment or service with us or otherwise. Except with respect to up to ten percent (10%) of the shares of STEC common stock available for issuance under the plan, an award other than an option or stock appreciation right will become vested over a period of not less than three years or, in the case of vesting based on the attainment of one or more of the performance criteria listed above, over a period of not less than one year.

Transferability. No award under the 2010 Plan may be transferred other than by will or the laws of descent and distribution or, subject to the consent of the Compensation Committee, pursuant to a domestic relations order, unless and until such award has been exercised or the shares underlying such award have been issued and all restrictions applicable to such shares have lapsed. No award shall be liable for the debts or contracts of the holder or his successors in interest or shall be subject to disposition by any legal or equitable proceedings. During the lifetime of the holder of an award granted under the 2010 Plan, only such holder may exercise such award unless it has been disposed of pursuant to a domestic relations order. After the holder’s death, any exercisable portion of an award may be exercised by his personal representative or any person empowered to do so under such holder’s will or the then applicable laws of descent and distribution until such portion becomes unexercisable under the 2010 Plan or the applicable award agreement. Notwithstanding the foregoing, the Compensation Committee may permit an award holder to transfer an award other than an incentive stock option to any “family member” of the holder, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, subject to certain terms and conditions. Further, an award holder may, in a manner determined by the Compensation Committee, designate a beneficiary to exercise the holder’s right and to receive any distribution with respect to any award upon the holder’s death, subject to certain terms and conditions.

Adjustment Provisions

Certain transactions with STEC’s shareholders not involving STEC’s receipt of consideration, such as a stock split, spin-off, stock dividend or certain recapitalizations may affect the share price of STEC common stock (which transactions are referred to collectively as “equity restructurings”). In the event that an equity restructuring occurs, STEC’s Board will equitably adjust the class of shares issuable and the maximum number and kind of shares of STEC common stock subject to the 2010 Plan, and will equitably adjust outstanding awards as to the class, number of shares and price per share of STEC common stock. Other types of transactions may also affect STEC common stock, such as a dividend or other distribution, reorganization, merger, or other changes in corporate structure. In the event that there is such a transaction, which is not an equity restructuring, and STEC’s Board determines that an adjustment to the 2010 Plan and any outstanding awards would be appropriate to prevent any dilution or enlargement of benefits under the 2010 Plan, STEC’s Board will equitably adjust the 2010 Plan as to the class of shares issuable and the maximum number of shares of STEC’s common stock subject to the 2010 Plan, as well as the maximum number of shares that may be issued to an employee during any calendar year, and will adjust any outstanding awards as to the class, number of shares, and price per share of STEC’s common stock in such manner as it may deem equitable. In the event of a change in control, each outstanding award granted under the 2010 Plan will be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary thereof. In the event an award is assumed or an equivalent award is substituted and within eighteen (18) months following the change in control a holder experiences a termination of service by STEC (or a successor corporation or a parent or subsidiary thereof) without “cause,” by the holder for “good reason” (each, as defined in the proposed 2010 Plan) or due to the holder’s death or disability, the holder will become fully vested in the assumed or substituted award. In the event that the successor corporation or a parent or subsidiary thereof refuses to assume or substitute any award, all such awards will fully vest and become exercisable.

Amendment and Termination

The Board or the Compensation Committee may terminate, amend, or modify the 2010 Plan at any time; however, except to the extent permitted by the 2010 Plan in connection with certain changes in capital structure, shareholder approval will be obtained for any amendment to (i) increase the number of shares available under the 2010 Plan, (ii) reduce the per share exercise price of the shares subject to any option or stock appreciation right below the per share exercise price as of the date the option or stock appreciation right was granted, and (iii) cancel any option or stock appreciation right in exchange for cash or another award when the option or stock appreciation right price per share exceeds the fair market value of the underlying shares.

In no event may an award be granted pursuant to the 2010 Plan on or after the tenth anniversary of the date the shareholders approve the 2010 Plan.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the material federal income tax consequences to an employee, consultant or non-employee director granted an award under the 2010 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of federal income taxation that may be relevant in light of a holder’s personal circumstances. This summarized tax information is not tax advice and a holder of an award should rely on the advice of his or her legal and tax advisors.

With respect to nonqualified stock options, STEC is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of STEC common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and STEC will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

The current federal income tax consequences of other awards authorized under the 2010 Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); restricted stock units, stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, STEC will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

Section 162(m) of the Code. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards under the 2010 Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock awards will generally qualify as performance-based compensation if (1) the award is granted by a compensation committee composed solely of two or more “outside directors,” (2) the plan contains a per-employee limitation on the number of awards which may be granted during a specified period, (3) the plan is approved by the shareholders, and (4) under the terms of the award, the amount of compensation an employee could receive is based solely on an increase in the value of the stock after the date of the grant (which requires that the exercise price of the option is not less than the fair market value of the stock on the date of grant), and for awards other than options, established performance criteria that must be met before the award actually will vest or be paid.

The 2010 Plan is designed to meet the requirements of Section 162(m); however, full value awards granted under the 2010 Plan will only be treated as qualified performance-based compensation under Section 162(m) if the full value awards and the procedures associated with them comply with all other requirements of Section 162(m). There can be no assurance that compensation attributable to awards granted under the 2010 Plan will be treated as qualified performance-based compensation under Section 162(m) and thus be deductible to us.

Section 409A of the Code. Certain awards under the 2010 Plan may be considered “nonqualified deferred compensation” subject to Section 409A of the Code, which imposes additional requirements on the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Section 409A, or is not operated in accordance with those requirements, all amounts deferred under the nonqualified deferred compensation plan for the current taxable year and all preceding taxable years, by or for any participant with respect to whom the failure relates, are includible in the gross income of the participant for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount will be subject to income tax at regular income tax rates plus an additional 20 percent tax, as well as potential premium interest tax.

New Plan Benefits

As of the date of this proxy statement, no awards had been granted pursuant to the 2010 Plan. Except with respect to automatic grants of nonqualified stock options to new non-employee directors, awards are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2010 Plan or the benefits that would have been received by such participants if the 2010 Plan had been in effect in the year ended December 31, 2009.

Vote Required

Adoption of the 2010 Plan requires approval of (i) the affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting, and (ii) the affirmative vote of a majority of the required quorum. For purposes of this proposal, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes “FOR” or “AGAINST” the proposal. However, abstentions and broker non-votes may affect the outcome under clause (ii) if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the voting power required to constitute a quorum.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE

SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE 2010 INCENTIVE AWARD PLAN.

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP as STEC’s independent registered public accounting firm for the fiscal year ending December 31, 2010. Shareholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice. If ratification of this selection is not approved, our Audit Committee will review its future selection of independent registered public accounting firms; however, the Audit Committee may select PricewaterhouseCoopers LLP, notwithstanding the failure of the shareholders to ratify its selection. In addition, even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of us and our shareholders.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the 2010 Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December  31, 2010.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of April 1, 2010, the record date, except as noted in the footnotes below, by:

•	Each person whom we know to be the beneficial owner of 5% or more of our outstanding common stock;

•	Each named executive officer;

•	Each of our directors and director nominees; and

•	All of our current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or that will become exercisable within 60 days after April 1, 2010, are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of April 1, 2010, 50,336,326 shares of our common stock were issued and outstanding. Unless otherwise indicated in the footnotes below, and subject to community property laws where applicable, each of the named persons have sole voting and sole investment power with respect to the shares shown as beneficially owned. Unless otherwise indicated in the footnotes below, the address of each individual or entity listed below is c/o 3001 Daimler Street, Santa Ana, California 92705-5812.

	Beneficial Ownership of Shares
Name of Beneficial Owner	Number	Percentage
Named Executive Officers:
Manouch Moshayedi (1)	3,274,481	6.5%
Mark Moshayedi (2)	4,121,300	8.2%
Raymond Cook (3)	25,000	*

Directors and Director Nominees: (4)
Dan Moses (5)	82,500	*
F. Michael Ball (6)	162,500	*
Rajat Bahri (7)	52,500	*
Christopher W. Colpitts (8)	13,500	*
Kevin C. Daly, Ph.D.	0	*
Matthew L. Witte (9)	13,500	*

Current Directors, Director Nominees and Executive Officers as a Group (nine persons) (10)	7,745,281	15.4%

5% Holders Not Listed Above:
Mike Moshayedi (11)	3,000,050	6.0%
Coatue Management, LLC (12)	3,763,221	7.5%

*	Less than one percent
(1)	Consists of (i) 3,186,981 shares held by Manouch Moshayedi, as a trustee for the M. and S. Moshayedi Revocable Trust, dated 11/16/95 for the benefit of Manouch Moshayedi’s family and (ii) 87,500 shares subject to options, all of which are presently exercisable or will become exercisable within 60 days of April 1, 2010. Manouch Moshayedi has sole voting and investment power with respect to the shares held by the M. and S. Moshayedi Revocable Trust. Manouch Moshayedi disclaims beneficial ownership, except to the extent of his pecuniary interest therein, if any, of the shares held by the M. and S. Moshayedi Revocable Trust.

(2)	Consists of (i) 3,739,885 shares held by Mark Moshayedi and Semira Moshayedi, as trustees for the M. and S. Moshayedi Revocable Trust, dated 9/25/98 for the benefit of Mark and Semira Moshayedi’s family, and (ii) 381,415 shares subject to options, all of which are presently exercisable or will become exercisable within 60 days of April 1, 2010. Mark Moshayedi has shared voting and dispositive power with respect to the shares held by the M. and S. Moshayedi Revocable Trust. Mark Moshayedi disclaims beneficial ownership, except to the extent of his pecuniary interest therein, if any, of the shares held by the M. and S. Moshayedi Revocable Trust.
(3)	Includes 25,000 shares subject to options, all of which are presently exercisable or will become exercisable within 60 days after April 1, 2010.
(4)	Does not include information concerning Manouch Moshayedi and Mark Moshayedi, each of whom is an executive officer and director, which information is provided above.
(5)	Includes 82,500 shares subject to options, all of which are presently exercisable or will become exercisable within 60 days after April 1, 2010.
(6)	Includes 162,500 shares subject to options, all of which are presently exercisable or will become exercisable within 60 days after April 1, 2010.
(7)	Includes 52,500 shares subject to options, all of which are presently exercisable or will become exercisable within 60 days after April 1, 2010.
(8)	Includes 13,500 shares subject to options, all of which are presently exercisable or will become exercisable within 60 days after April 1, 2010.
(9)	Includes 13,500 shares subject to options, all of which are presently exercisable or will become exercisable within 60 days after April 1, 2010.
(10)	Includes 818,415 shares subject to options, all of which are presently exercisable or will become exercisable within 60 days after April 1, 2010.
(11)	According to a Schedule 13G/A filed jointly with the SEC on February 17, 2010 by Mike Moshayedi, Parto Moshayedi and the M. and P. Moshayedi Revocable Trust, dated 12/30/96, indicating that as of December 31, 2009, included in the number of shares that Mike Moshayedi beneficially owns are 3,000,050 shares held by Mike Moshayedi and Parto Moshayedi, as trustees for the M. and P. Moshayedi Revocable Trust, dated 12/30/96 for the benefit of Mike Moshayedi and Parto Moshayedi’s family. Mike Moshayedi has shared voting and dispositive power with respect to 3,000,050 shares held by the M. and P. Moshayedi Revocable Trust. Mike Moshayedi has no power to vote or direct the vote or dispose or direct the disposition of any shares of common stock held by his spouse. Mike Moshayedi disclaims beneficial ownership, except to the extent of his pecuniary interest therein, if any, of the shares held by the M. and P. Moshayedi Revocable Trust and his spouse. The address of Mike Moshayedi is 1964 Blair Street, Santa Ana, CA 92705.
(12)

According to a Schedule 13G/A filed jointly with the SEC on March 5, 2010 by Coatue Management, LLC, a Delaware limited liability company, Coatue Offshore Master Fund, Ltd., a Cayman Islands exempted company, and Philippe Laffont, a citizen of France. Coatue Management, LLC, Coatue Offshore Master Fund, Ltd. and Mr. Laffont each have shared voting and dispositive power with respect to all 3,763,221 shares. The address for Coatue Management, LLC and Mr. Laffont is 9 West 57th Street, New York, NY 10019. The address for Coatue Offshore Master Fund, Ltd. is c/o Morgan Stanley Fund Services (Cayman) Ltd., P.O. Box 2681, Century Yard, 4th Floor, Cricket Square, Hutchins Drive, George Town, Grand Cayman KY1-1111, Cayman Islands.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Discussion and Analysis

This section explains our 2009 compensation program as it relates to the following executives, which are collectively referred to as the “named executive officers”:

Name	Position
Manouch Moshayedi	Chief Executive Officer and Chairman of the Board

Raymond Cook	Chief Financial Officer

Mark Moshayedi	President, Chief Operating Officer, Chief Technical Officer and Secretary

General Philosophy and Objectives

Our executive compensation program is intended to:

•	attract, motivate and retain talented executive officers to improve our financial position;

•	hold executives accountable for the performance of the functions for which they are responsible, aligned with our overall business priorities;

•	set compensation levels considering each executive’s specific responsibilities, individual and company performance including overall profitability and execution of key strategic objectives; and

•	align the interests of executive officers and shareholders by rewarding both near-term and long-term sustainable performance.

Our compensation decisions with respect to executive officer total annual compensation is affected by (i) the executive’s performance, (ii) the executive’s level of responsibility and function within STEC, (ii) the executive’s experience in the position, (iv) the overall performance and profitability of STEC, (v) our effective execution of our strategic initiatives, and (vi) our assessment of the competitive marketplace for executive officers in comparable positions, including businesses of similar size and complexity within the technology market. Our Compensation Committee regularly reviews the elements of our executive officer compensation program and makes changes thereto when it believes necessary or in the best interest of STEC.

To assist in understanding market practices, the Compensation Committee assesses “industry norms,” particularly with reference to information provided by Radford. The Compensation Committee’s philosophy is that in order to attract and retain the best executive talent, STEC’s target range for target direct compensation (consisting of base salary, target cash incentive compensation and equity compensation) should be generally between the 50th and 75th percentile of the market. While the Compensation Committee reviews market data to determine where each executive officer’s target direct compensation falls relative to the 50th to 75th percentile range, this is only one factor used by the Compensation Committee in making compensation determinations. The Compensation Committee does not attempt to target individual components of compensation at any specific percentile of the market. The Compensation Committee believes that an effective executive compensation program should permit the flexibility to award compensation that may be above industry norms when STEC’s performance exceeds expectations, and if STEC’s performance is below expectations, total direct compensation may be reduced to below industry norms. Accordingly, the compensation of each of our executive officers is driven in part by our financial results, and reflects our growing commitment toward a pay-for-performance compensation philosophy. In making compensation determinations, the Compensation Committee also considers the fact that two of the Company’s named executive officers are significant shareholders of STEC. The Compensation Committee believes that this should not unduly impact these executives’ compensation packages. The Compensation Committee primarily evaluates these executives’ compensation based upon how they perform, contribute and fulfill their responsibilities to STEC and add value for STEC’s shareholders.

Role of Compensation Committee, Executive Officers and the Consultant

Role and Authority. Our Compensation Committee administers the compensation program for our executive officers and establishes the overall compensation philosophy for executive officers. The role of the Compensation Committee is to review and approve the base salaries, bonuses and other cash compensation or perquisites of the executive officers and to administer and approve awards under our cash and stock incentive plans. The Compensation Committee also reviews and recommends to the Board for approval, or approves as appropriate, new cash or stock incentive plans and any changes to or modifications of existing cash or stock incentive plans. The Compensation Committee also periodically reviews and recommends to the Board for consideration and approval any changes in director compensation for our non-employee directors. The current members of our Compensation Committee are Rajat Bahri, F. Michael Ball and Matthew L. Witte, each of whom is an independent, non-employee director as such term is defined in Rule 16b-3 under the Securities and Exchange Act of 1934, as amended, and each of whom also meets applicable federal securities and Nasdaq listing requirements to qualify as an independent director. In addition, our Compensation Committee is also comprised exclusively of “outside directors” in accordance with Section 162(m) of the Internal Revenue Code.

Role of Executive Officers in Compensation Decisions. The Compensation Committee periodically meets with members of senior management to discuss and review our compensation program, practices and packages for executives, other employees and directors. The Compensation Committee annually evaluates the performance of our Chief Executive Officer and determines and approves his total compensation based on this evaluation in light of the philosophy and objectives of our executive compensation program. Our Chief Executive Officer makes compensation recommendations to the Compensation Committee with respect to our other executive officers. Our Chief Executive Officer is not involved with determining his own pay. Executive officers are generally not present at the time of compensation deliberations held by the Compensation Committee. The Compensation Committee considers, but is not bound to and does not always accept, any of management’s recommendations with respect to executive compensation.

Delegation. In fulfilling its responsibilities, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee and, to the extent not expressly reserved to the Compensation Committee by the Board or by applicable law, rule or regulation, to any other committee of directors appointed by it, which may or may not be composed of members of the Compensation Committee. The Board may also delegate to two or more of our directors the authority to make option grants or other stock-based awards under our stock incentive plan to eligible individuals who are not executive officers or board members, provided that the Compensation Committee or Board sets guidelines on the authority of such directors to make grants. Our Board has established the Equity Awards Committee, consisting of Manouch Moshayedi and Mark Moshayedi, with limited authority to make option grants and other stock-based awards under our stock incentive plan to eligible individuals other than executive officers and non-employee board members. The Equity Awards Committee may not grant more than 20,000 options or 5,000 shares of other stock-based awards to any one individual, nor grant more than 100,000 options and 20,000 shares of other stock-based awards in the aggregate in any one month.

Use of Consultants. The Compensation Committee has the authority to engage its own independent advisors, including compensation consultants, to assist in carrying out its responsibilities. The Compensation Committee engaged Radford beginning in 2008 as its independent compensation consultant. Radford was retained to conduct a review and analysis of our executive compensation program and to provide advice and recommendations on competitive market practices and the appropriateness and merit of specific compensation decisions. Radford participates in meetings with the Compensation Committee and also communicates with the chair of the Compensation Committee outside of meetings. Radford has not provided any other services to us nor have they received any compensation other than with respect to the services provided to the Compensation Committee.

Comparative Market Information. The Compensation Committee recognizes that comparable market information may not be directly applicable to us given that several of our executive officers are founders and beneficial holders of a significant equity position in STEC. Therefore, while compensation paid to our executive officers are compared with those of their counterparts in the market, the market compensation levels are used only as a guide and point of reference for determining our executives’ compensation. In addition, while the Compensation Committee reviews each element of our executives’ compensation relative to the market to determine the reasonableness of our executives’ compensation, it generally does not set each element of compensation by reference to any specific percentile or benchmark. The Compensation Committee’s philosophy is that in order to attract and retain the best executive talent, STEC’s target range for target direct compensation should be generally within the 50th and 75th percentile of the market.

For purposes of evaluating competitive market practices, in January 2009, Radford provided an analysis of our named executive officers’ 2008 compensation level as compared to a survey consisting of 72 high technology and 14 semiconductor companies with revenues from $200 million to $400 million headquartered in technology hubs reflective of cost of living pressures. While STEC’s revenues for 2008 were at the lower end of the stated $200 million to $400 million range of comparable peer companies, the Compensation Committee determined that a long-term strategy of setting target direct compensation in the 50th to 75th percentile range was appropriate to incentivize exceptional performance and the completion of key company strategic initiatives. These strategic initiatives included: (1) a move towards a new high-growth market segment involving solid-state technologies in which the primary peer competitors are much larger than STEC with revenues generally ranging from approximately $5 billion to over $100 billion annually, (2) the global expansion of STEC’s sales efforts into Asia and Europe and (3) the transition of STEC’s entire worldwide manufacturing operations to Malaysia. STEC’s revenue for full-year 2009 was $354.2 million.

The results of Radford’s January 2009 survey comparing the named executive officers’ 2008 compensation levels to the market, as presented to the Compensation Committee at its March 2009 meetings, are shown in the table below:

Name	Base Salary	Target Total Cash (1)	Equity Compensation (2)	Target Direct Compensation	Market Percentile Achieved
Manouch Moshayedi	$515,000	$772,500	$749,200	$1,521,700	Approx. 25th Percentile
Raymond Cook	$235,000	$305,500	$118,900	$424,400	Below 25th Percentile
Mark Moshayedi	$455,000	$568,800	$388,100	$956,900	Approx. 50th Percentile

(1)	Represent the executive’s base salary plus target cash incentive award.
(2)	Amounts shown are the value of equity awards as set forth in Radford’s survey based upon STEC’s 30-day average stock price of $4.29 (December 18, 2008 – January 15, 2009) and the Company’s Black-Scholes assumptions. The grant date fair values for the 2008 equity awards under FASB ASC 718 are set forth in the Summary Compensation Table.

Considering these as well as other factors, the Compensation Committee increased our named executive officers’ target cash compensation levels and granted equity awards in order to bring the named executive officers’ target direct compensation levels closer to the 50th to 75th percentile range, as discussed more fully below.

Elements of Compensation

Our executive compensation program consists of a mix of the following elements: (i) base salary, (ii) annual cash incentives, (iii) long-term incentive compensation, in the form of stock options, (iv) perquisites and (v) termination and change in control benefits. Our executives also participate in certain other benefits, such as general health, life and disability insurance plans and our tax-qualified 401(k) defined contribution plan, which are generally available to all salaried employees with the exception of additional life insurance benefits provided to Manouch Moshayedi and Mark Moshayedi.

While the Compensation Committee determines the mix of our compensation elements, it does not assign any specific weight to any of the individual compensation elements in establishing total executive compensation. The compensation mix and amount of each compensation element is intended to vary with position and level of responsibility, and is designed to motivate a focus on overachievement. As a result, total direct compensation should vary from year to year based on STEC’s performance and the executive’s performance.

Base Salary

We believe that it is important that the total cash compensation paid to our executive officers remains at a competitive level to enable us to attract and retain management personnel with the talents and skills required to meet the challenges of a highly competitive industry. Base salary has historically been the most significant portion of our compensation package to our executive officers. Base salary levels are designed primarily to provide the competitive compensation required to attract and retain executives with the talents, skills and experience necessary to drive STEC’s success. Base salaries may be adjusted each year on the basis of the executive’s experience, skill set, performance level and contributions to STEC’s overall success, as well as the competitive marketplace for executives in comparable positions. Adjustments to base salary may be contingent on STEC’s performance in any given year. The relative weight given to each factor varies with each executive officer in the sole discretion of the Compensation Committee. Although base salaries for executive officers are reviewed annually or upon changes in responsibilities, there is no assurance of any salary adjustment for any executive officer on an annual basis. In addition, the Compensation Committee believes that it is important to provide executive officers with a certain level of compensation stability and certainty each year. Therefore, the Compensation Committee generally does not expect that base salaries will change substantially from year to year absent extraordinary circumstances, such as a significant increase in responsibilities, change in compensation practices in the market for executive talent or promotion. We believe that base salary will over time comprise a smaller portion of total direct compensation as STEC continues to move toward a pay-for-performance policy.

In connection with the appointment of Raymond Cook as our new Chief Financial Officer in November 2008, the Compensation Committee originally set Mr. Cook’s annual base salary at $235,000. In March 2009, the Compensation Committee determined that it was appropriate to make an adjustment in the base salary for Mr. Cook to maintain it at a more competitive level following its review of the general compensation survey data from Radford which has indicated that Mr. Cook’s base salary was below the 25th percentile of the market. Radford recommended migrating Mr. Cook’s base salary over time to meet our pay philosophy, if warranted by performance. Accordingly, the Compensation Committee approved a $15,000 increase in Mr. Cook’s annual base salary to $250,000 to be retroactively effective as of January 1, 2009. For 2010, the Compensation Committee set Mr. Cook’s annual base salary at $325,000, to be retroactively effective as of January 1, 2010. The Compensation Committee determined not to make any adjustments in the base salaries for Manouch Moshayedi and Mark Moshayedi for 2009 or 2010.

Cash Incentive

In March 2008 the Board adopted, and our shareholders approved at the 2008 annual meeting in May 2008, the STEC, Inc. Executive Cash Incentive Plan. The Executive Cash Incentive Plan is designed to recognize and reward the link between achievement of STEC’s business objectives and an executive’s contribution to that success. Cash incentives are intended to motivate and retain executives by providing compensation, in addition to base salary, for the achievement of corporate and individual objectives that are established annually by the Compensation Committee. The Compensation Committee believes the Executive Cash Incentive Plan will advance our pay-for-performance policy by focusing the attention of our executive officers on the attainment of the Company’s objectives and individual objectives for the year.

Under the Executive Cash Incentive Plan, each executive officer has an annual bonus target, expressed as a percentage of base salary that is approved by the Compensation Committee each year. The Compensation Committee establishes the Company’s performance goals and individual performance goals for the plan each year based on the then-current business priorities. Metrics and weightings may vary from year to year as the Compensation Committee seeks to deliver near-term operating performance that supports long-term growth, as measured through stock appreciation to the shareholders.

For 2009, the Compensation Committee selected Manouch Moshayedi, Mark Moshayedi and Raymond Cook to participate in the Executive Cash Incentive Plan. For 2009, Mr. Manouch Moshayedi’s target bonus opportunity was increased from 50% to 75% of his base salary and Mr. Mark Moshayedi’s target bonus opportunity was increased from 25% to 30% of his base salary. Mr. Cook’s target bonus opportunity remained at 30% of base salary, the level established in 2008. The Compensation Committee considered a variety of factors when setting target incentive bonuses for our executive officers. Such factors included internal pay equity, experience, tenure and position. In addition, Radford’s January 2009 report indicated that the named executive officers’ 2008 target bonus opportunities were below the 25th percentile of the market and recommended increasing the named executive officers’ target bonuses over time to focus more on variable cash compensation and to meet our pay philosophy. According to Radford’s survey, the 50th percentile of the market established target bonuses at approximately 90% of base salary for the Chief Executive Officer, 60% of base salary for the President, Chief Operating Officer, Chief Technical Officer and 55% of base salary for the Chief Financial Officer.

For 2009, revenue and non-GAAP earnings per share were used as STEC’s performance objectives because the Compensation Committee believed they most directly align with STEC’s growth strategy and generally represent the best correlation with shareholder value. The Compensation Committee set the revenue target for 2009 at $238 million and the non-GAAP earnings per share target at $0.43. The individual performance goals for Manouch Moshayedi included the following: (i) conducting investor relations meetings, (ii) presenting at technology conferences, (iii) manufacture 90% of unit volume from the Malaysia facility during the fourth quarter of 2009, (iv) gross profit improvement and (v) three-year corporate strategy review presented to the Board. The individual performance goals for Mark Moshayedi included the following: (i) reduce Santa Ana manufacturing to two cells, (ii) Santa Ana facility cost reductions, (iii) increased revenue from SSD product lines, (iv) manufacture 90% of unit volume from the Malaysia facility during the fourth quarter of 2009 and (v) new ZeusIOPS product introduction. The individual performance goals for Raymond Cook included the following: (i) the year-end internal control review for the U.S. and Malaysia shall yield no material weakness and no more than one significant deficiency, (ii) increased tax efficiencies, (iii) manufacture 90% of unit volume from the Malaysia facility during the fourth quarter of 2009, (iv) U.S. operations cost reductions and (v) automate three business internal controls by December 31, 2009. Each of the individual performance objectives were equally weighted.

Revenue, non-GAAP earnings per share and individual objectives comprised 40%, 40% and 20% of each executive’s 2009 annual bonus target, respectively. Corporate performance goals were weighted more heavily than individual objectives because they are important indicators of increased shareholder value. For the purpose of determining whether the non-GAAP earnings per share objective has been met, the Compensation Committee used numbers reported by STEC in its press releases announcing its quarterly and annual results of operations. For 2009, the non-GAAP earnings per share reflected an adjustment for non-cash, non-recurring, extraordinary and certain other items, including special charges related to a restructuring plan that we implemented during the first quarter of 2009, employee stock compensation and attorneys’ fees and costs incurred related to certain class action securities complaints and shareholder derivative actions. 2009 non-GAAP gross profits calculated to determine Manouch Moshayedi’s individual performance goal included the following adjustments: start-up costs related to the Company’s Malaysia facility and employee stock compensation. 2008 non-GAAP gross profits included the following adjustments: start-up costs related to the Company’s Malaysia facility, an extraordinary customer warranty claim, employee severance and employee stock compensation. The Compensation Committee believes it is important to align the executive officers’ performance-based cash payments with these non-GAAP financial measures, as these are the measures that STEC’s management uses in analyzing the business.

When determining the performance goals and metrics and target bonuses, the Compensation Committee considered the likelihood of the achievement of the target levels of performance. At the time the performance goals were determined, the Compensation Committee was substantially uncertain as to whether the performance goals would be met. The Compensation Committee believes that the performance goals were challenging and difficult to achieve, but attainable with significant effort and skill on the part of the executive officer participants.

STEC must meet a minimum level of performance for at least of one of the corporate performance objectives for any funding to be allocated to the Executive Cash Incentive Plan. For 2009, the Compensation Committee maintained the threshold performance level for each Company performance objective at 85% of the target performance level and increased the maximum performance level from 115% to 120% of the target performance level. So long as a threshold level of performance for at least one of the corporate performance objectives is met, individual performance is not subject to a separate threshold and results in a payment of 0% to 20% of each executive officer’s target bonus opportunity based ratably on the executive officer’s achievement of 0% to 100% of his individual performance objectives. Plan funding upon achievement of both Company performance objectives at the threshold level is set at 50% of target bonus and increases to 200% of target bonus at maximum performance, assuming in each case that the executive officer achieves his target individual performance objectives. The Compensation Committee increased the maximum payout from 150% of target bonus in 2008 to 200% in 2009. The corresponding increases in the measure of maximum performance and maximum bonus were intended to promote the achievement of Company and individual goals by further incentivizing and rewarding above-target performance. In February 2010, the Compensation Committee assessed the Company’s performance and individual performance versus the pre-established performance objectives. For 2009, STEC achieved approximately 149% of its revenue objective and 374% of its non-GAAP earnings per share objective. The Compensation Committee also determined that Manouch Moshayedi, Mark Moshayedi and Raymond Cook each achieved all of their individual performance objectives. Based upon the achievement of the pre-established performance objectives for 2009, and in accordance with the bonus structure approved at the beginning of 2009, the Compensation Committee approved bonus payouts as follows:

Name	2009 Base Salary	2009 Target Bonus Opportunity as Percentage of Base Salary	2009 Actual Bonus Paid	Actual Bonus As Percentage of Base Salary
Manouch Moshayedi	$515,000	75%	$772,500	150%
Raymond Cook	$250,000	30%	$150,000	60%
Mark Moshayedi	$455,000	30%	$273,000	60%

For 2010, the Compensation Committee selected Manouch Moshayedi, Mark Moshayedi and Raymond Cook to participate in the Executive Cash Incentive Plan. The Compensation Committee did not change the components of the executives’ 2010 annual bonus, which, at target levels of performance, will continue to be based on the following: pre-determined revenue objective (40%), pre-determined non-GAAP earnings per share objective (40%) and pre-determined individual objectives (20%). For the purpose of determining whether the non-GAAP earnings per share objective has been met, the Compensation Committee shall use numbers reported by STEC in its press releases announcing its quarterly and annual results of operations that are adjusted for certain non-cash, nonrecurring, extraordinary and certain other items. Individual performance objectives were tailored for each executive officer and include the following categories: gross profit and operating margins, product development, cash and expenditure levels and internal controls.

For 2010, STEC must again meet a threshold level of performance for at least of one of the corporate performance objectives for any funding to be allocated to the Executive Cash Incentive Plan. The Compensation Committee maintained the threshold for each Company performance objective at 85% of target performance objectives, with maximum performance measured at 120% of target performance objectives. So long as a threshold level of performance for at least one of the corporate performance objectives is met, individual performance is not subject to a separate threshold and results in a payment of 0% to 20% of each executive officer’s target bonus opportunity based ratably on the executive officer’s achievement of 0% to 100% of his individual performance objectives. Plan funding upon achievement of both Company performance objectives at the threshold performance is set at 50% of target bonus and increases to 200% of target bonus if the maximum performance level for both Company objectives is achieved, assuming in each case that the executive officer achieves his target individual performance objectives. For 2010, the target incentive bonuses for our executive officer participants range between 50% and 75% of base salary. The following table summarizes the 2010 base salaries, target bonus opportunities and potential bonus awards under each performance level for our executive officers:

Name	2010 Base Salary	2010 Target Bonus Opportunity as Percentage of Base Salary	Potential Bonus Awards Under Plan for 2010 (1)
			Bonus Amount at Threshold Level of Performance (2)	Bonus Amount at Target Level of Performance	Bonus Amount at Maximum Level of Performance
Manouch Moshayedi	$515,000	75%	$193,125	$386,250	$772,500
Raymond Cook	$325,000	50%	$81,250	$162,500	$325,000
Mark Moshayedi	$455,000	50%	$113,750	$227,500	$455,000

(1)	Amounts assume that the executive officer achieves 100% of his individual performance objectives at each level of threshold, target and maximum level of performance for corporate objectives.
(2)	Amounts assume that STEC achieves its threshold level of performance for both of the corporate performance objectives.

Long-Term Incentive Compensation

We have provided long-term incentive compensation through stock-based awards that generally vest over multiple years under our shareholder-approved 2000 Stock Incentive Plan. Our 2000 Stock Incentive Plan expired on February 28, 2010 and shareholders are being asked to approve a new 2010 Incentive Award Plan at the Annual Meeting. The objectives of equity compensation are to encourage creation of increased shareholder value by providing executive officers with a significant incentive to create long-term share price appreciation and to attract, motivate, and reward executive officers by rewarding the achievement of superior performance by the Company.

Historically, our grants of stock-based awards to the executive officers have consisted solely of stock options. Stock options allow the executive officer to acquire shares of STEC’s common stock at a fixed price per share over a specified period of time (usually up to ten years). Each option generally becomes exercisable in a series of equal installments over a specified period, contingent upon the executives’ continued employment with us. Our executives realize value on these options only if our stock price increases (which benefits all shareholders) and only if the executives remain employed with us until the time their options vest. The Compensation Committee believes that awards of stock options over other forms of equity-based awards, such as restricted stock units, more closely align the interests of the recipient with those of our shareholders because the recipient will only realize a return on the option if our stock price increases over the term of the option.

In determining the total number of options to award to each executive officer, the Compensation Committee’s objective was to move target direct compensation for each executive closer to the 50th and 75th percentile of the market while attempting to create a meaningful opportunity for stock ownership based upon the executive’s current position with us, his performance in recent periods and his potential for future responsibility and promotion over the option term. The Compensation Committee also considered the following: our retention goals for the executive officer; the number of shares of common stock and options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual; and the relative size of option grants for similar officers in the market for talent.

In 2009, the Compensation Committee granted stock options to the executive officers as summarized in the table below. Additional details regarding such grants may be found in the “Grants of Plan-Based Awards” table further below.

Name	Grant Date	Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/sh)
Manouch Moshayedi	5/14/2009	150,000	$14.09
Raymond Cook	5/14/2009	50,000	$14.09
Mark Moshayedi	5/14/2009	75,000	$14.09

We have not adopted any stock ownership guidelines since two of our three executive officers are founders and therefore have significant holdings in STEC. We have an insider trading policy which, among other things, prohibits our executive officers, employees and directors from short-selling our common stock or engaging in transactions involving STEC-based derivative securities. In addition, our insider trading policy also prohibits hedging transactions involving our common stock.

Option Grant Practice

Our Board has adopted an Equity Awards Policy that outlines the procedural guidelines for the grant of equity awards under our 2000 Stock Incentive Plan. The grant date of an equity award is the effective date that the authorizing body (Board, Compensation Committee or Equity Awards Committee) takes formal action to approve such equity award (unless a later effective grant date has been expressly designated). Equity awards may be granted during scheduled meetings or by unanimous written consent. For actions taken during a meeting, the effective date of approval is the date of such meeting. For actions approved by unanimous written consent, the effective date of approval is the latest date the consent is signed. All stock option grants have a per share exercise price equal to the fair market value of STEC’s common stock on the grant date as measured by the closing selling price per share of our common stock on the Nasdaq Stock Market on that date (or, if such date is not a trading date, on the preceding trading date). Except for annual grants of equity awards to our non-employee directors made on the date of our annual meeting following their re-election to the Board, equity awards to executive officers and directors may only be granted during our open trading window under our insider trading policy and when the authorizing body is not in possession of material, non-public information concerning STEC.

Retirement Benefits

Our executive officers are eligible to participate in our tax-qualified 401(k) defined contribution plan. Our 401(k) plan covers all employees. Employees may make voluntary contributions of up to 75% of their annual pre-tax compensation to the plan, subject to the maximum elective deferral limit allowed by the IRS. Under our plan in place in 2009, after six months of employment, we made matching contributions equal to one-half of each participating employee’s matchable contributions to the plan, which cannot exceed 10% of their salary. Our matching contributions to the plan were subject to vesting at the rate of 20% per year beginning after the employee’s second year of employment. Manouch Moshayedi, Mark Moshayedi and Raymond Cook participated in our 401(k) plan during the year ended December 31, 2009 and received matching contributions similar to all other employees. Beginning in 2010, we make matching contributions immediately equal to 100% of the first 4% contributed, and 50% of the next 2% contributed, of each participating employee’s matchable contributions to the plan. Also beginning in 2010, our matching contributions to the plan are immediately vested.

Perquisites and Generally Available Benefit Programs

We provide certain of our executive officers with limited personal benefits and perquisites. We provide Manouch Moshayedi and Mark Moshayedi with an annual car allowance. The executive is responsible for leasing or purchasing his own vehicle, as well as paying for insurance, maintenance and gas costs. The 2009 annual car allowance for each participating executive officer was $15,000. In addition, we also pay for the premiums on life insurance policies held by Manouch Moshayedi and Mark Moshayedi. Generally, each of these personal benefits and perquisites for Manouch Moshayedi and Mark Moshayedi were in place when STEC was a private company. The Compensation Committee believes these limited personal benefits are reasonable under the circumstances and does not consider them to be a significant component of total executive compensation. The Compensation Committee considers the value of these additional benefits when establishing appropriate compensation levels for the executive officers.

We also maintain life, medical and dental insurance, accidental death insurance, and disability insurance programs for all of our employees, as well as customary vacation, leave of absence and other similar policies. Executive officers are eligible to participate in these programs on the same basis as the rest of our salaried employees, with the exception of the additional life insurance policies maintained by Manouch Moshayedi and Mark Moshayedi for which we pay the premiums, as discussed above.

Compensation Following Employment Termination or Change-in-Control

Severance and Change in Control Agreements. In 2008, following the Compensation Committee’s extensive review of our executive compensation arrangements and executive compensation philosophy, the Compensation Committee approved, and STEC entered into, severance and change in control agreements with Manouch Moshayedi, Mark Moshayedi and Raymond Cook. In February 2010 we terminated the 2008 severance and change in control agreements and entered into new severance and change in control agreements with each of our named executive officers (the “2010 Severance and Change in Control Agreements”). The 2010 Severance and Change in Control Agreements generally provide for the same payments and benefits as provided in the 2008 severance and change in control agreements, except as described below.

We believe that such severance and change in control arrangements are important to provide continuity of management and the incentive to remain with STEC and continue to focus on running the business notwithstanding the possibility, threat or occurrence of a change in control. We also believe that we must offer such severance and change in control arrangements in order to remain competitive because similar protections are typically provided by other companies with which we compete for executive talent. When the Compensation Committee originally determined the appropriate amount of payments and benefits to provide our executives, the Compensation Committee considered practices by other technology companies of similar size and complexity, the length of each named executive officer’s service to STEC, each named executive officer’s contribution to STEC and competitive market practices.

The 2010 Severance and Change in Control Agreements generally provide for the same severance payments and benefit continuation or payment levels as provided in the 2008 severance and change in control agreements. In connection with approving these benefits in 2008, the Compensation Committee determined that severance payments, upon a qualifying termination, of twelve (12) to eighteen (18) months base salary for our named executive officers is competitive and within market norms in light of the fact that the severance payments ranged from twelve (12) to twenty-four (24) months of base salaries for businesses of similar size and complexity within the technology market. In deciding to set severance payments at eighteen (18) months for Messrs. Manouch and Mark Moshayedi, the Compensation Committee also considered the recommendation of our chief executive officer that post-termination benefits be similar for all long-term executive officers for internal pay equity purposes. In deciding to set Mr. Cook’s severance payments at twelve (12) months, the Compensation Committee believed that a distinction in severance benefits between longer-term executives, who have demonstrated significant contributions to STEC’s growth and development, and newer executives, is reasonable. The Compensation Committee also determined it was appropriate to provide Messrs. Manouch and Mark Moshayedi with a payment, upon a qualifying termination, equivalent in value to eighteen (18) months of their respective perquisites, if any, as in effect at the time of termination. Since the Compensation Committee’s goal is to limit personal benefits and perquisites to those named executive officers that have historically received them and not offer such perquisites to any newly-appointed executive officers in the future, Mr. Cook will not be entitled to any post-termination payments for perquisites.

In addition to the benefits provided under the 2008 agreements described above, under the 2010 Severance and Change in Control Agreements, upon a termination without “cause” or for “good reason” (each, as defined in the 2010 Severance and Change in Control Agreements) within twelve (12) months following a change in control, the named executive officer will be entitled to the payment of a pro-rated annual bonus to the extent any applicable performance goals have been met as of the termination date; and accelerated vesting of all unvested and unexercised stock options and/or restricted stock units, unless assumed by the successor corporation or replaced with a cash incentive program of the successor corporation.

For additional information on the payments and benefits provided under the 2010 Severance and Change in Control Agreements, see “Potential Payments Upon Termination or Change in Control.”

2000 Stock Incentive Plan. Under our 2000 Stock Incentive Plan the Compensation Committee may accelerate vesting of outstanding equity awards in the event of a “corporate transaction,” “change in control” or “hostile take-over” (each, as defined in the 2000 Stock Incentive Plan). In addition, our Compensation Committee has the discretion to structure one or more awards under the 2000 Stock Incentive Plan so that those awards will immediately vest in connection with our change of control or in the event the individual’s service with us is terminated (actually or constructively) within a designated period following our change of control, or in connection with the successful completion of a hostile take-over or in the event the individual’s service with us is terminated (actually or constructively) within a designated period following the completion of such hostile take-over. Addendums to certain outstanding stock options (issued pursuant to our 2000 Stock Incentive Plan) held by the named executive officers provide that such stock options will immediately vest if such named executive officer experiences an “involuntary termination” (as defined in the 2000 Stock Incentive Plan) within eighteen (18) months following a “corporate transaction,” “change in control” or “hostile take-over.” For additional information, see “Potential Payments Upon Termination or Change in Control.”

2010 Incentive Award Plan. Awards granted to our employees under our proposed 2010 Plan will immediately vest and become exercisable in the event of a “change in control” (as defined in the proposed 2010 Plan) in the event that they are not assumed or substituted by the successor corporation (or a parent or subsidiary thereof). In the event awards are assumed or substituted by the successor corporation (or a parent or subsidiary thereof) and the employee experiences a qualifying termination of employment within eighteen (18) months following the change in control, such awards will immediately vest and become exercisable.

Tax Considerations

Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation, whether payable in cash or stock, exceeds $1.0 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based compensation. Salaries for our executive officers do not qualify as performance-based compensation. Non-performance-based compensation paid to our executive officers for 2009 did not exceed the $1.0 million limit per officer, and the Compensation Committee does not anticipate that any non-performance-based compensation payable in cash to the executive officers for 2010 will exceed that limit. Accordingly, the Compensation Committee has decided not to take any action at this time to limit or restructure the elements of cash compensation payable to our executive officers but will reconsider this decision should the individual non-performance-based cash compensation of any executive officer approach the $1.0 million level. Our 2000 Stock Incentive Plan and 2010 Plan have been structured so that any compensation deemed paid by us in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date should qualify as performance-based compensation that will not be subject to the $1.0 million limitation on deductibility provided that the option grants are approved by a committee comprised exclusively of two or more “outside directors” as required by Section 162(m). Our Executive Cash Incentive Plan has also been structured so that incentive bonuses awarded under such plan should qualify as performance-based compensation within the meaning of Section 162(m).

Summary Compensation Table

The following table sets forth certain summary information concerning the compensation earned by our chief executive officer, chief financial officer and our other most highly compensated executive officer for services rendered in all capacities to us and our subsidiaries for the fiscal years ended December 31, 2009, 2008 and 2007.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Manouch Moshayedi	2009	$515,000	$1,242,000	$772,500	$63,357	$2,592,857
Chief Executive Officer and Chairman of the Board	2008	$515,000	$584,284	$249,947	$65,651	$1,414,882
	2007	$500,000	$0	$0	$69,824	$569,824

Raymond Cook (4)	2009	$250,000	$414,000	$150,000	$4,991	$818,991
Chief Financial Officer	2008	$33,894	$102,000	$0	$0	$135,894

Mark Moshayedi	2009	$455,000	$621,000	$273,000	$67,038	$1,416,038
President, Chief Operating Officer, Chief Technical Officer and Secretary	2008	$455,000	$256,784	$110,413	$73,798	$895,995
	2007	$440,000	$0	$0	$77,298	$517,298

(1)	The amounts shown represent the grant date fair value of the option awards computed in accordance with FASB ASC 718. The assumptions used to calculate the grant date fair value of stock options are set forth in Note 11 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on February 23, 2010. In accordance with SEC rules, the amounts previously reported in the “Option Awards” column for fiscal 2008 and fiscal 2007 have been revised to reflect the grant date fair values of the options granted in such years, as determined in accordance with FASB ASC 718.
(2)	The amounts for 2009 reflect the cash awards paid under the Executive Cash Incentive Plan for 2009 performance, as further described in the “Compensation Discussion and Analysis” section of this Proxy Statement.
(3)	Amounts in this column for 2009 are detailed in the “All Other Compensation Table” below.
(4)	Raymond Cook joined STEC on November 10, 2008. The 2008 amount represents compensation earned by Mr. Cook from November 10, 2008 through December 31, 2008.

All Other Compensation Table

Name	Year	401(k) Matching Contribution (1)	Car Allowance	Company Paid Life Insurance Premiums	Total All Other Compensation
Manouch Moshayedi	2009	$8,250	$15,000	$40,107	$63,357
Raymond Cook	2009	$4,991	—	—	$4,991
Mark Moshayedi	2009	$8,250	$15,000	$43,788	$67,038

(1)	Based on the results of compliance testing of STEC’s 401(k) plan in 2009, STEC made a corrective distribution in 2009 of certain amounts STEC made in 401(k) matching contributions in 2008 to each of these named executive officers. Accordingly, Manouch Moshayedi and Mark Moshayedi forfeited in 2009 $101 and $111, respectively, of STEC’s 2008 401(k) matching contributions. The figures above therefore do not include these forfeited amounts.

Grants of Plan-Based Awards

The following table sets forth summary information regarding all grants of plan-based awards made to our named executive officers during the year ended December 31, 2009.

Name	Grant Date	Estimated Possible Payments Under Non-Equity Incentive Plan Awards (1)			All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
		Threshold ($)	Target ($)	Maximum ($)
Manouch Moshayedi	3/27/2009	$193,125	$386,250	$772,500
	5/14/2009				150,000	$14.09	$1,242,000

Raymond Cook	3/27/2009	$37,500	$75,000	$150,000
	5/14/2009				50,000	$14.09	$414,000

Mark Moshayedi	3/27/2009	$68,250	$136,500	$273,000
	5/14/2009				75,000	$14.09	$621,000

(1)	The amounts shown are the 2009 bonus opportunities under our Executive Cash Incentive Plan. For 2009, Mr. Manouch Moshayedi’s target bonus opportunity was 75% of his base salary, Mr. Mark Moshayedi’s target bonus opportunity was 30% of his base salary and Mr. Cook’s target bonus opportunity was 30% of his base salary. Plan funding upon achievement of both Company performance objectives at the threshold level is set at 50% of target bonus and increases to 200% of target bonus at maximum performance, assuming in each case that the executive officer achieves his target individual performance objectives. Revenue and non-GAAP earnings per share were used as STEC’s company performance objectives. The Compensation Committee established the threshold performance levels for the Company objectives at 85% of the target performance levels, with maximum performance levels set at 120% of the target performance levels. The actual amount earned by each named executive officer is disclosed in the Summary Compensation Table under the column entitled Non-Equity Incentive Plan Compensation. For a description of the STEC, Inc. Executive Cash Incentive Plan, see “Compensation Discussion & Analysis—Elements of Compensation—Cash Incentive.”
(2)	These stock option awards were granted under the 2000 Stock Incentive Plan. Each option vests and become exercisable in four equal annual installments over the 4-year period measured from the grant date.
(3)	The dollar value of the options shown represents the grant date fair value as prescribed under FASB ASC 718. The assumptions used to calculate the value of stock options are set forth in Note 11 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on February 23, 2010.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding unexercised options for each of our named executive officers outstanding as of December 31, 2009. All awards listed in the table were granted under our 2000 Stock Incentive Plan. Our named executive officers did not hold any stock awards as of December 31, 2009.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Manouch Moshayedi	5/14/2009	0		150,000	(2)	$14.09	5/13/2019
	5/7/2008	9,354		28,062	(2)(3)	$11.76	5/6/2013
	5/7/2008	15,646		46,938	(2)	$10.69	5/6/2018

Raymond Cook	5/14/2009	0		50,000	(2)	$14.09	5/13/2019
	11/14/2008	12,500		37,500	(4)	$3.52	11/13/2018

Mark Moshayedi	5/14/2009	0		75,000	(2)	$14.09	5/13/2019
	5/7/2008	9,354		28,062	(2)(3)	$11.76	5/6/2013
	5/7/2008	3,146		9,438	(2)	$10.69	5/6/2018
	2/24/2005	250,000	(1)	0		$3.84	2/23/2015
	5/22/2003	87,665	(1)	0		$3.08	5/21/2013

(1)	These options are fully-vested and immediately exercisable.
(2)	Each of these option vests and becomes exercisable in four equal annual installments over the 4-year period measured from the grant date.
(3)	Manouch Moshayedi and Mark Moshayedi were granted an aggregate of 100,000 and 50,000 stock options, respectively, on May 7, 2008. Under the 2000 Stock Incentive Plan and IRS rules, incentive stock options granted to a holder of 10% or more of an issuer’s common stock must have an exercise price per share not less than 110% of the fair market value per share of the common stock on the grant date and a term of not more than 5 years. Accordingly, the portion of the May 7, 2008 awards intended to be an incentive stock option granted to Manouch Moshayedi and Mark Moshayedi, as beneficial holders of 10% or more of STEC’s common stock, have an exercise price of $11.76 per share.
(4)	This option was granted on November 14, 2008 and vests and becomes exercisable in four equal annual installments on each anniversary of November 10, 2008, Mr. Cook’s employment commencement date.

Option Exercises and Stock Vested For Fiscal Year 2009

No stock options were exercised by and no stock awards vested for our named executive officers during the year ended December 31, 2009.

Potential Payments Upon Termination or Change-in-Control

2010 Severance and Change in Control Agreements

In 2008, we entered into severance and change in control agreements with each of our named executive officers. In February 2010 we terminated the 2008 severance and change in control agreements and entered into new severance and change in control agreements with each of our named executive officers. The 2010 Severance and Change in Control Agreements provide for the same payments and benefits as provided in the 2008 Severance and Change in Control Agreements except the 2010 Severance and Change in Control Agreements provide for an initial four (4) year term and are subject to automatic one-year extensions unless the Company gives notice of its intent not to renew at least sixty (60) days prior to the expiration of the then-current term.

Under the 2010 Severance and Change in Control Agreements, if we terminate the named executive officer’s employment without “cause” or if the named executive officer terminates his employment for “good reason” (each, as defined in the 2010 Severance and Change in Control Agreements), in exchange for a general release and waiver of claims against STEC, we will provide him:

•	a cash lump sum payment equal to eighteen (18) months (or, in the case of Mr. Cook, twelve (12) months) of his then-current annual base salary;

•

continuation of group medical and group dental plan coverage for eighteen (18) months (or, in the case of Mr. Cook, twelve (12) months) after the termination date as well as certain Company-paid COBRA benefits; and

•

solely with respect to Messrs. Manouch and Mark Moshayedi, a cash lump sum payment equal to the sum of (i) eighteen (18) months of payments under STEC’s automobile allowance/reimbursement policy and (ii) eighteen (18) months of premium payments for any term life insurance maintained, or paid for, by STEC.

If the named executive officer’s employment is terminated for any reason (including by us for “cause” or if the named executive officer terminates his employment without “good reason” or as a result of his death or disability), he will be entitled to receive all salary and vacation pay accrued but unpaid through his termination date in one lump sum payment.

The 2010 Severance and Change in Control Agreements also provide that in the event any payment or benefit received by the named executive officer under the 2010 Severance and Change in Control Agreements is subject to excise tax imposed by Internal Revenue Code Section 4999 (which results in a corresponding loss of a tax deduction for STEC pursuant to Internal Revenue Code Section 280G), the payments and benefits to which he is entitled will be reduced so that no portion will be subject to such tax, but only if, on an after-tax basis, he retains a greater amount by reducing the payments and benefits.

In addition, under the 2010 Severance and Change in Control Agreements, upon a termination without “cause” or for “good reason” within twelve (12) months following a “change in control” (each, as defined in the 2010 Severance and Change in Control Agreements), the named executive officer will be entitled to (i) the payment of a pro-rated annual bonus for the year in which the termination occurred, to the extent any applicable performance goals have been met as of the termination date (as pro-rated through the termination date); and (ii) accelerated vesting of all unvested and unexercised stock options and/or restricted stock units held by him on the termination date, unless assumed by the successor corporation (or parent thereof) in connection with a change in control or replaced with a cash incentive program of the successor corporation that preserves the spread of the stock options and/or restricted stock units existing at the time of the change in control and provides for subsequent payout in accordance with the same vesting and exercise schedule of the original stock option and/or restricted stock unit.

2000 Stock Incentive Plan Awards

In March 2009, the Compensation Committee approved addendums to certain outstanding stock options (issued pursuant to our 2000 Stock Incentive Plan) held by Manouch Moshayedi, Mark Moshayedi and Raymond Cook so that such stock options will immediately vest if such named executive officer experiences an “involuntary termination” within eighteen (18) months following a “corporate transaction,” “change in control” or “hostile take-over” (each, as defined in our 2000 Stock Incentive Plan). In the event of such immediate vesting, the stock option will remain exercisable until the earlier of the stock option expiration date or one year from the date of the named executive officer’s involuntary termination of service.

Summary of Potential Payments

The following table summarizes the payments that would be made to our named executive officers upon the occurrence of a qualifying termination of employment, assuming that each named executive officer’s termination of employment with our company occurred on December 31, 2009. The amounts assume that the 2010 Severance and Change in Control Agreements were in place prior to December 31, 2009. Amounts shown do not include (i) accrued but unpaid salary through the date of termination, and (ii) other benefits earned or accrued by the named executive officer during his employment that are available to all salaried employees, such as accrued vacation.

Name	Benefit	Death		Disability		Termination without Cause or for Good Reason		Termination within 12 Months Following Change in Control		Termination between 12 to 18 Months Following Change in Control
Manouch Moshayedi	Cash Severance	$772,500	(1)	$772,500	(1)	$772,500	(2)	$1,545,000	(1)(2)	$772,500	(2)
	Health, Welfare and Life Insurance Benefits (3)	0		0		$83,673		$83,673		$83,673
	Perquisites (4)	0		0		$22,500		$22,500		$22,500
	Equity Acceleration (5)	0		0		0		$731,224		$393,724
	Life Insurance (6)	$3,000,000		0		0		0		0

	Total	$3,772,500		$772,500		$878,673		$2,382,397		$1,272,397

Raymond Cook	Cash Severance	$150,000	(1)	$150,000	(1)	$250,000	(2)	$400,000	(1)(2)	$250,000	(2)
	Health & Welfare Benefits (3)	0		0		$15,675		$15,675		$15,675
	Equity Acceleration (5)	0		0		0		$593,250		$480,750

	Total	$150,000		$150,000		$265,675		$1,008,925		$746,425

Mark Moshayedi	Cash Severance	$273,000	(1)	$273,000	(1)	$682,500	(2)	$955,500	(1)(2)	$682,500	(2)
	Health, Welfare and Life Insurance Benefits (3)	0		0		$89,196		$89,196		$89,196
	Perquisites (4)	0		0		$22,500		$22,500		$22,500
	Equity Acceleration (5)	0		0		0		$350,599		$181,849
	Life Insurance (6)	$3,000,000		0		0		0		0

	Total	$3,273,000		$273,000		$794,196		$1,417,795		$976,045

(1)	Amount represents (or includes, in the case of a termination within 12 months following a change in control) the 2009 bonus that the named executive officers would have received had they not been terminated. The Executive Cash Incentive Plan provides that in the event of death or disability employees are eligible to receive a prorated bonus payment for the year in which termination occurs based on actual performance. The 2010 Severance and Change in Control Agreements also provide this benefit in the event of a termination without cause or for good reason within twelve months following a change in control.
(2)	Amount represents (or includes, in the case of a termination within 12 months following a change in control), the severance payable under the named executive officers’ 2010 Severance and Change in Control Agreements.
(3)	Represents the aggregate value of the continuation of group medical and group dental plan coverage for the payout period (18 months for Messrs. Moshayedi and 12 months for Mr. Cook), based on the executive’s health insurance coverage as of December 31, 2009 and, with respect to Messrs. Moshayedi only, a lump sum cash payment equal to eighteen (18) months of premium payments for term life insurance maintained by our company.
(4)	Represents a lump sum cash payment in an amount equal to eighteen (18) months of payments under our automobile allowance/reimbursement policy.
(5)	The value of accelerated stock options was calculated by multiplying (x) the number of shares subject to acceleration by (y) the difference between the fair market value of a share of our common stock on December 31, 2009 ($16.34) and the per share exercise price of the accelerated option. In the event of a termination without cause or for good reason that occurs between 12 and 18 months following a change in control, the executive is only entitled to the acceleration of certain outstanding stock options granted under the 2000 Stock Incentive Plan. In the event of a termination within 12 months following a change in control, all outstanding stock options granted under the 2000 Stock Incentive Plan accelerate.
(6)	Represents the life insurance proceeds payable under the executive’s life insurance policy upon a termination due to death.

Equity Compensation Plan Information

The following table provides information as of December 31, 2009 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)		(c)
Equity Compensation Plans Approved by Shareholders (1)	4,611,756	(2)	$11.60	(3)	6,036,100	(4)(5)
Equity Compensation Plans Not Approved by Shareholders	—		—		—

Total	4,611,756		$11.60		6,036,100

(1)	Consists of the 2000 Stock Incentive Plan.
(2)	Represents 4,274,374 shares to be issued upon exercise of outstanding options and a total of 337,382 shares of common stock subject to outstanding restricted stock units.
(3)	Represents the weighted-average exercise price of outstanding options and is calculated without taking into account the 337,382 shares of common stock subject to outstanding restricted stock units that become issuable as those units vest, without any cash consideration or other payment required for such shares.
(4)	Consists of shares that were available for future issuance under the 2000 Stock Incentive Plan as of December 31, 2009. As of February 28, 2010, our 2000 Stock Incentive Plan expired and no shares are currently available for issuance under this plan. Previously, the number of shares of common stock available for issuance under the 2000 Stock Incentive Plan would automatically increase on the first trading day of January each calendar year by an amount equal to 4% of the total number of shares of common stock outstanding on the last trading day in December of the prior calendar year, but in no event would any such annual increase exceed 2,500,000 shares of common stock.
(5)	The amount shown does not include the 4,600,000 shares of our common stock proposed for issuance under the 2010 Plan proposed for approval by our shareholders at this Annual Meeting under Item No. 2 of this Proxy Statement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The information contained in this Compensation Committee Report is not to be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor is such information to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that STEC, Inc. specifically incorporates it by reference in such filing.

The Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on that review and discussions, the Compensation Committee recommended to the Board of the Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for its 2010 Annual Meeting of Shareholders and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Submitted by the Compensation Committee of

the Board of Directors,

F. Michael Ball, Chair

Rajat Bahri

Matthew L. Witte

AUDIT MATTERS

Audit Committee Report

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that STEC, Inc. specifically incorporates it by reference in such filing.

The following is the report of the Audit Committee with respect to STEC’s consolidated audited financial statements for the fiscal year ended December 31, 2009, which include STEC’s consolidated balance sheets as of December 31, 2009 and 2008, and the related consolidated income statements, consolidated statements of shareholders’ equity and consolidated statements of cash flows for each of the three years in the period ended December 31, 2009, and the notes thereto.

Review with Management

The Audit Committee has reviewed and discussed STEC’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has reviewed and discussed STEC’s audited financial statements with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”), which include, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee has also received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence from the Company.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Submitted by the Audit Committee of

the Board of Directors,

Rajat Bahri, Chair

F. Michael Ball

Matthew L. Witte

Accountant Fees and Services

During the fiscal years ended December 31, 2009 and 2008, PricewaterhouseCoopers LLP provided various audit, audit related and non-audit services to us as follows:

Fee Category	Fiscal Year 2009 Fees	Fiscal Year 2008 Fees
Audit Fees – Aggregate fees billed for professional services rendered for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q, financial statement and statutory audits for our subsidiaries and services that are normally provided in connection with statutory and regulatory filings or engagements for the 2009 and 2008 fiscal years.	$853,000	$984,000

Audit-Related Fees – Aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements which are not reported under “Audit Fees” above, including fees for review of incentive grant reimbursement submissions to foreign governmental agencies.	$6,000	$11,000

Tax Fees	$0	$0

All Other Fees	$0	$0

Total Fees	$859,000	$995,000

Our Audit Committee has considered whether provision of the above services other than audit services is compatible with maintaining the independent registered public accounting firm’s independence and has determined that such services have not adversely affected PricewaterhouseCoopers LLP’s independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is specific to the particular service or category of services and is generally subject to a specific budget. In addition, the Audit Committee has delegated pre-approval authority to its Chairman who, in turn, must report any pre-approval decisions to the Audit Committee at its next scheduled regular meeting. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All of the 2009 and 2008 services described above were pre-approved in accordance with these policies.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures with Respect to Related Person Transactions

Our Audit Committee Charter requires that members of the Audit Committee, all of whom are independent directors, review and approve all related party transactions as defined in applicable SEC rules. Our Code of Business Conduct and Ethics, which applies to all of our directors, officers and employees, discourages related party transactions. In the event of a related party transaction involving our directors or officers, the nature of the related party transaction must be fully disclosed to, and approved by, the Audit Committee in advance. In addition, under our Code of Business Conduct and Ethics, directors, officers and employees are expected to avoid any activity or personal interest that creates or appears to create a conflict between such person’s interests and the interests of STEC. Directors and executive officers are required to disclose to our Board, Audit Committee and/or the Nominating and Corporate Governance Committee, as appropriate, for pre-approval any activity or personal interest that creates or appears to create a conflict with the interests of STEC. Our Board, Audit Committee and/or the Nominating and Corporate Governance Committee, as appropriate, will determine an appropriate resolution on a case-by-case basis. All directors must recuse themselves from any decision affecting their personal, business or professional interests.

Related Persons Transactions

Deutsche Bank Securities

Christopher W. Colpitts is a Managing Director and the Global Head of Technology Investment Banking at Deutsche Bank Securities Inc. On August 3, 2009, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. acted as joint book-running managers of the underwriters in the offering by STEC’s shareholders of 10,350,000 shares of common stock. The aggregate offering price was $320,850,000 and the total underwriting discounts and commissions paid to the underwriters by the selling shareholders was $12,834,000. In addition, Deutsche Bank Securities Inc. or its affiliates have in the past and may from time to time in the future provide investment banking and other services to us, including cash management services as well as certain commercial banking, financial advisory, investment banking and other services, for which it will receive customary fees and commissions.

MDC Land LLC

Manouch Moshayedi and Mark Moshayedi each have a one-third ownership interest in MDC Land Corporation, MDC Land LLC, and QualCenter, Inc., all of which are privately-held entities. In addition, Manouch Moshayedi and Mark Moshayedi are both a director, executive officer and/or manager of each of these companies.

STEC occupies two leased facilities of approximately 24,500 and 48,600 square feet, in Santa Ana, California, in which our executive offices, sales and marketing and research and development operations are located. STEC leases both facilities from MDC Land LLC. In addition, QualCenter, Inc. leases a facility in Houston, Texas from MDC Land LLC. MDC Land LLC has no operations other than its leasing transactions with us.

24,500 square foot facility. The operating lease for the 24,500 square foot facility expires in July 2017. The monthly base rent was approximately $20,000 per month during 2009. Beginning August 1, 2007, the monthly base rent was adjusted to approximately $20,000 based on the change in the Consumer Price Index. For the remainder of the lease, base rent shall be adjusted every two years based on the change in the Consumer Price Index. STEC believes its lease of the 24,500 square foot facility with MDC Land LLC is on terms no less favorable to it than could be obtained from an unaffiliated third party.

48,600 square foot facility. The operating lease for the 48,600 square foot facility expires in July 2017. The monthly base rent was approximately $34,000 per month during 2009. Beginning August 1, 2007, the monthly base rent was adjusted to approximately $34,000 based on the change in the Consumer Price Index. For the remainder of the lease, base rent shall be adjusted every two years based on the change in the Consumer Price Index. STEC believes its lease of the 48,600 square foot facility with MDC Land LLC is on terms no less favorable to it than could be obtained from an unaffiliated third party.

Total outstanding remaining lease payments due on or after January 1, 2010 under both the 24,500 and 48,600 square foot facilities at current lease rates is approximately $4,868,000. Total base rents in 2009 for both the 24,500 and 48,600 square foot facilities was approximately $640,000.

SHAREHOLDER PROPOSALS

Shareholder proposals that are intended to be presented at our 2011 annual meeting and included in our proxy materials relating to the 2011 annual meeting must be received by Mark Moshayedi, Corporate Secretary, STEC, Inc., 3001 Daimler Street, Santa Ana, California 92705-5812 no later than December 17, 2010, which is 120 calendar days prior to the anniversary of the mailing date for this year’s proxy materials. All shareholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the Proxy Statement and form of proxy for the 2011 annual meeting.

If a shareholder wishes to present a proposal at our 2011 annual meeting and the proposal is not intended to be included in our Proxy Statement relating to the 2011 annual meeting, the shareholder must give advance notice to us prior to the deadline for the 2011 annual meeting. In order to be deemed properly presented, the notice of a proposal must be delivered to our Corporate Secretary no later than March 2, 2011, which is 45 calendar days prior to the anniversary of the mailing date for this year’s proxy materials. However, in the event that the 2011 annual meeting is called for a date which is not within thirty days of the anniversary of the date of the 2010 Annual Meeting, shareholder proposals intended for presentation at the 2011 annual meeting must be received by our Corporate Secretary no later than the close of business on the tenth day following the date on which public announcement of the date of the 2011 annual meeting is first made. If a shareholder gives notice of such proposal after March 2, 2011, then the proxy solicited by the Board for the 2011 annual meeting will confer discretionary authority to vote on such proposal at that meeting, which may include a vote against such shareholder proposal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file an initial report of securities ownership on Form 3 and reports of changes in securities ownership on Form 4 or 5 with the Securities and Exchange Commission. Such executive officers, directors and 10% shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms received by us for fiscal year 2009 and written representations from certain reporting persons that no other reports were required for such persons, we believe that our executive officers, directors and 10% shareholders complied with their reporting requirements under Section 16(a), with the following exception: Mark Moshayedi filed an amended Form 4 in April 2010 to correct the number of shares sold with respect to a transaction initially reported in a Form 4 filed in June 2008.

OTHER MATTERS

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by us under those statutes, the Compensation Committee Report and the Audit Committee Report are not deemed filed with the Securities and Exchange Commission (“SEC”) and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by us under those statutes, except to the extent we specifically incorporate such reports by reference therein.

On February 23, 2010 we filed an Annual Report on Form 10-K for the year ended December 31, 2009 with the SEC. A copy of our 2009 Form 10-K has been mailed concurrently with this Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. Shareholders may also obtain a copy of the 2009 Form 10-K or any of its exhibits, and any of our other SEC reports, free of charge, from the SEC website at http://www.sec.gov or from the “Investor Relations” section of our website at http://www.stec-inc.com, or by writing to Investor Relations, STEC, Inc., 3001 Daimler Street, Santa Ana, California 92705-5812. The 2009 Form 10-K and information contained on our website, other than this Proxy Statement, are not considered proxy solicitation materials and are not incorporated by reference herein.

Our Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies received will be voted in respect thereof in accordance with the recommendation of the Board. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

It is important that the proxies be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

By Order of the Board of Directors,

Manouch Moshayedi

Chief Executive Officer and Chairman

of the Board of Directors

Dated: April 16, 2010

Santa Ana, California

Appendix A

STEC, INC.

2010 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the STEC, Inc. 2010 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of STEC, Inc. (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company shareholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Affiliate” shall mean (a) Subsidiary; and (b) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company or (ii) any Subsidiary.

2.3 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4 “Award” shall mean an Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award, a Dividend Equivalents Award, a Deferred Stock Award, a Stock Payment Award, a Stock Appreciation Right, or an Other Incentive Award, which may be awarded or granted under the Plan (collectively, “Awards”).

2.5 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.6 “Board” shall mean the Board of Directors of the Company.

2.7 “Cause” shall mean, except as otherwise defined in an applicable Award Agreement or any applicable employment agreement, the occurrence of any one or more of the following:

(a) The Holder’s commission of a felony or any other crime involving dishonesty;

(b) The willful and continued failure by the Holder (other than any such failure resulting from the Holder’s disability) to substantially perform the Holder’s duties with the Company or an Affiliate or to comply with a lawful instruction of the Board, or the Holder’s gross negligence in the performance of his or her duties with the Company or an Affiliate;

(c) The willful engaging by the Holder in conduct which is demonstrably and materially injurious to the Company or an Affiliate; or

(d) The Holder’s unauthorized use or disclosure of confidential information or trade secrets of the Company or an Affiliate.

2.8 “Change in Control” shall mean and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of three consecutive years (or less), individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.8(a) or Section 2.8(c)) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the three-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; provided, however, that such period may begin no earlier than the Effective Date; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of a majority of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, a majority of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.8(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d) The Company’s shareholders approve a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d), with respect to such Award shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5). The Committee shall have full and final authority to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.9 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.10 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 12.1.

2.11 “Common Stock” shall mean the common stock of the Company, par value $0.0001 per share.

2.12 “Company” shall mean STEC, Inc., a California corporation.

2.13 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement or any successor Form thereto.

2.14 “Covered Employee” shall mean any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.15 “Deferred Stock” shall mean a right to receive Shares awarded under Section 9.4.

2.16 “Director” shall mean a member of the Board, as constituted from time to time.

2.17 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.

2.18 “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.19 “Effective Date” shall mean the date the Plan is approved by the Board, subject to approval of the Plan by the Company’s shareholders.

2.20 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.21 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Affiliate.

2.22 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its shareholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.23 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.24 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.25 “Full Value Award” shall mean any Award other than (i) an Option, (ii) a Stock Appreciation Right or (iii) any other Award for which the Holder pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Affiliate).

2.26 “Good Reason” shall mean the occurrence (without the Holder’s express written consent) of any one or more of the following:

(a) A material diminution in the nature or scope of the Holder’s responsibilities, authorities, powers, functions or duties;

(b) A 15% or greater diminution in the Holder’s level of compensation (including base salary, fringe benefits and target bonus under any Company performance-based bonus or incentive programs) but, in any event, an adverse alteration constituting a material diminution in base compensation as defined under Internal Revenue Code section 409A; or

(c) A relocation of the Holder’s place of employment by more than thirty (30) miles.

2.27 “Greater Than 10% Shareholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.28 “Holder” shall mean a person who has been granted an Award.

2.29 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.30 “Individual Award Limit” shall mean the cash and share limits applicable to Awards granted under the Plan, as set forth in Section 3.3.

2.31 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.32 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.33 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.34 “Other Incentive Award” shall mean an Award that is granted under Section 9.6.

2.35 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.36 “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1.

2.37 “Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.38 “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on shareholders’ equity; (x) total shareholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of Common Stock; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; and (xxiii) economic value, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b) The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.39 “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, Affiliate, division, business unit, or an individual. The achievement of each Performance Goal shall be determined in accordance with Applicable Accounting Standards.

2.40 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, a Performance Award.

2.41 “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

2.42 “Plan” shall mean this STEC, Inc. 2010 Incentive Award Plan, as it may be amended or restated from time to time.

2.43 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.44 “Restricted Stock” shall mean Common Stock awarded under Article 8 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.45 “Restricted Stock Units” shall mean the right to receive Shares awarded under Section 9.5.

2.46 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.47 “Share Limit” shall have the meaning provided in Section 3.1(a) hereof.

2.48 “Shares” shall mean shares of Common Stock.

2.49 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 10.

2.50 “Stock Payment” shall mean a payment in the form of Shares awarded under Section 9.3.

2.51 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.52 “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.53 “Termination of Service” shall mean,

(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without Cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

(b) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for Cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Section 13.2 and Section 3.1(b), the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 4,600,000 (the “Share Limit”); provided, however, that such aggregate number of Shares available for issuance under the Plan shall be reduced by 1.32 shares for each Share delivered in settlement of any Full Value Award.

(b) If any Shares subject to an Award that is not a Full-Value Award are forfeited or expire or such Award is settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. To the extent that a Full-Value Award is forfeited or expires or such Full-Value Award is settled for cash (in whole or in part), the Shares available under the Plan shall be increased by 1.32 Shares subject to such Full-Value Award that is forfeited, expired or settled in cash. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and will not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 8.4 at the same price paid by the Holder so that such shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 1,000,000 and the maximum aggregate amount of cash that may be paid in cash during any calendar year with respect to one or more Awards payable in cash shall be $2,000,000 (together, the “Individual Award Limits”).

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except as provided in Section 6.6 regarding the automatic grant of options to Non-Employee Directors, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement stating the terms and conditions applicable to such Award, consistent with the requirements of the Plan. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without

Cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate.

4.5 Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, any other securities law or governing statute, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.

4.6 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS

PERFORMANCE-BASED COMPENSATION

5.1 Purpose. The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

5.2 Applicability. The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

5.3 Types of Awards. Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to an Eligible Individual intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals, and any Performance Awards described in Article 9 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

5.4 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, unless otherwise provided in an Award Agreement, the Committee shall have the right to reduce or eliminate (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

5.5 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Program or Award Agreement and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or an Affiliate throughout the applicable Performance Period. Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

5.6 Additional Limitations. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan, the Program and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

GRANTING OF OPTIONS

6.1 Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

6.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any “parent corporation” or “subsidiary corporation” of the Company (as defined in Sections 424(e) and 424(f) of the Code). No person who qualifies as a Greater Than 10% Shareholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Affiliate, exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted. In addition, to the extent that any Options otherwise fail to qualify as Incentive Stock Options, such Options shall be treated as Non-Qualified Stock Options.

6.3 Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Shareholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

6.4 Option Term. The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Shareholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the term of the Option term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.

6.5 Option Vesting.

(a) The terms and conditions pursuant to which an Option vests in the Holder and becomes exercisable shall be determined by the Administrator and set forth in the applicable Award Agreement. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator. At any time after grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b) No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in an applicable Program, the applicable Award Agreement or by action of the Administrator following the grant of the Option.

6.6 Automatic Grants to Non-Employee Directors.

(a) During the term of the Plan, each person who first becomes a Non-Employee Director shall automatically be granted, upon the date of such initial election or appointment, a Non-Qualified Stock Option to purchase 30,000 Shares (an “Initial Option”), provided such Non-Employee Director has not previously been an Employee of the Company or any Affiliate. Following the Effective Date, Non-Employee Directors shall automatically be granted a Non-Qualified Stock Option to purchase 15,000 Shares effective as of the date immediately following each annual meeting of shareholders (an “Annual Option”); provided that a Non-Employee Director shall not be entitled to be granted an Annual Option prior to the first anniversary of such Non-Employee Director’s initial election or appointment. For the avoidance of doubt, a Non-Employee Director elected for the first time to the Board at an annual meeting of shareholders shall not receive an Annual Option on the date following such meeting. The exercise price per Share subject to each Initial Option and each Annual Option granted to a Non-Employee Director shall equal 100% of the Fair Market value of a Share on the date the Option is granted.

(b) Each Options granted to Non-Employee Directors shall become vested and exercisable in equal annual installments over the four (4) year period following the date of grant. The term of each Option granted to Non-Employee Directors shall be ten (10) years from the date of grant. Notwithstanding the foregoing, all Shares underlying an Initial Option shall immediately become fully vested and exercisable upon a termination of membership on the Board by reason of death or disability.

(c) Upon a Non-Employee Director’s termination of membership on the Board for any reason, his or her Initial Option and/or Annual Option granted under this Section 6.6 shall remain exercisable for twelve

(12) months following his or her termination of membership on the Board (or such longer period as the Board may determine in its discretion on or after the date of grant of such Option). Unless otherwise determined by the Board on or after the date of grant of such Option, no portion of an Option granted under this Section 6.6 which is unexercisable at the time of a Non-Employee Director’s termination of membership on the Board shall thereafter become exercisable.

6.7 Substitute Awards. Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

6.8 Substitution of Stock Appreciation Rights. The Administrator may provide in an applicable Program or the applicable Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price and remaining term as the substituted Option.

ARTICLE 7.

EXERCISE OF OPTIONS

7.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

7.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 11.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 11.1 and 11.2.

7.3 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

ARTICLE 8.

AWARD OF RESTRICTED STOCK

8.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by applicable law.

8.2 Rights as Shareholders. Subject to Section 8.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a shareholder with respect to said shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 8.3. In addition, with respect to a share of Restricted Stock with performance-based vesting, dividends which are paid with respect to Shares prior to vesting shall only be paid out to the Holder to the extent that, and at the time or such times as, the performance-based vesting conditions are subsequently satisfied and the underlying shares of Restricted Stock vest.

8.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of an applicable Program or in the applicable Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of any Program or by the applicable Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

8.4 Repurchase or Forfeiture of Restricted Stock. If no price was paid by the Holder for the Restricted Stock, upon a Termination of Service the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the Program or the Award Agreement. The Administrator in its sole discretion may provide that in the event of certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase.

8.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in it sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

8.6 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 9.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK,

STOCK PAYMENTS, RESTRICTED STOCK UNITS, OTHER INCENTIVE AWARDS

9.1 Performance Awards.

(a) The Administrator is authorized to grant Performance Awards to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance Awards may be paid in cash, Shares, or both, as determined by the Administrator.

(b) Without limiting Section 9.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Holder which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5.

9.2 Dividend Equivalents.

(a) Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to shares covered by an Award that is subject to performance-based vesting shall only be paid out to the Holder at the same time or times and to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests with respect to such shares.

(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

9.3 Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator. Stock Payments may, but are not required to be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

9.4 Deferred Stock. The Administrator is authorized to grant Deferred Stock to any Eligible Individual. The number of shares of Deferred Stock shall be determined by the Administrator and may be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Shares underlying a Deferred Stock award which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company shareholder with respect to such Deferred Stock until such time as the Award have vested and the Shares underlying the Award has been issued to the Holder.

9.5 Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to any Eligible Individual. The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, in each case on a specified date or dates or over any period or periods, as determined by the Administrator. The Administrator shall specify, or permit the Holder to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units which shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be subject to compliance with Section 409A of the Code. Restricted Stock Units shall be in cash, Shares, or a combination of both, as determined by the Administrator. On the distribution dates, the Company shall issue to the Holder one unrestricted, fully transferable Share (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

9.6 Other Incentive Awards. The Administrator is authorized to grant Other Incentive Awards to any Eligible Individual, which Awards may cover Shares or the right to purchase Shares or have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in or based on, Shares, shareholder value or shareholder return, in each case on a specified date or dates or over any period or periods determined by the Administrator. Other Incentive Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator. Amounts payable under Other Incentive Awards may be in cash, Shares or a combination of cash and Shares, as determined by the Administrator.

9.7 Term. The term of a Performance Award, Dividend Equivalent Award, Deferred Stock Award, Stock Payment Award, Other Incentive Award and/or Restricted Stock Unit Award shall be set by the Administrator in its sole discretion.

9.8 Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, shares distributed as a Stock Payment Award or shares distributed pursuant to a Restricted Stock Unit, or Other Incentive Award; provided, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by applicable law.

9.9 Exercise upon Termination of Service. A Performance Award, Dividend Equivalent Award, Deferred Stock Award, Stock Payment Award, Other Incentive Award and/or Restricted Stock Unit Award is exercisable or distributable, as applicable, only while the Holder is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion may provide that the Performance Award, Dividend Equivalent

Award, Deferred Stock Award, Stock Payment Award, Other Incentive Award and/or Restricted Stock Unit Award may be exercised or distributed subsequent to a Termination of Service as provided under an applicable Program, Award Agreement, payment deferral election and/or in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 10.

AWARD OF STOCK APPRECIATION RIGHTS

10.1 Grant of Stock Appreciation Rights.

(a) The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

(b) A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in Section 10.1(c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c) Notwithstanding the foregoing provisions of Section 10.1(b) to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

10.2 Stock Appreciation Right Vesting.

(a) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.

(b) No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in an applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

10.3 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(c) In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

10.4 Stock Appreciation Right Term. The term of each Stock Appreciation Right shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right term. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

10.5 Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 10 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

ARTICLE 11.

ADDITIONAL TERMS OF AWARDS

11.1 Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.2 Tax Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, social security, Medicare or any other employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

11.3 Transferability of Awards.

(a) Except as otherwise provided in Section 11.3(b) or 11.3(c):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed, and any attempted disposition of an Award prior to the satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by clause (i) of this provision; and

(iii) During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

(c) Notwithstanding Section 11.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married and resides in a community property state, a designation of a person other than the Holder’s spouse as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time provided the change or revocation is filed with the Administrator prior to the Holder’s death.

11.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b) All Share certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

11.5 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written or electronic instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Service for Cause.

11.6 Prohibition on Repricing. Subject to Section 13.2, the Administrator shall not, without the approval of the shareholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 13.2, the Administrator shall have the authority, without the approval of the shareholders of the Company, to amend any outstanding award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

11.7 Full Value Award Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year measured from the commencement of the period over which performance is evaluated) following the date the Award is made; provided, however, that, notwithstanding the foregoing, Full Value Awards that result in the issuance of an aggregate of up to 10% of the Shares available pursuant to Section 3.1(a) may be granted to any one or more Holders without respect to such minimum vesting provisions.

ARTICLE 12.

ADMINISTRATION

12.1 Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.l or otherwise provided in any charter of the Committee. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6.

12.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 13.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

12.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.4 Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

12.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

12.6 Delegation of Authority. To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 13.

MISCELLANEOUS PROVISIONS

13.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s shareholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 13.2, (i) increase the Share Limit, or (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Except as provided in Section 13.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

13.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the Share Limit and Individual Award Limits, and adjustments of the manner in which shares subject to Full Value Awards will be counted; (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; (iii) the number and kind of shares of Common Stock (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to Section 6.6; (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and/or (v) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code unless otherwise determined by the Administrator.

(b) In the event of any transaction or event described in Section 13.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such

Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or an applicable Program or Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the Share Limit and Individual Award Limits, and adjustments of the manner in which shares subject to Full Value Awards will be counted). The adjustments provided under this Section 13.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(d) Change in Control.

(i) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event an Award is assumed or an equivalent Award substituted, and upon or within eighteen (18) months following the Change in Control a Holder has a Termination of Service by reason of (i) discharge from employment with the Company or an Affiliate (or the successor corporation in such Change in Control, or the parent of such successor corporation, or a subsidiary of such successor corporation or the parent thereof) without Cause, (ii) resignation from employment with the Company or an Affiliate (or the successor corporation in such Change in Control, or the parent of such successor corporation, or a subsidiary of such successor corporation or the parent thereof) by the Holder for Good Reason or (iii) death or disability of the Holder, then such Holder shall fully vest in such assumed or substituted Award upon such Termination of Service.

(ii) In the event that the successor corporation in a Change in Control and its parents and subsidiaries refuses to assume or substitute for any Award, all of such Awards shall become fully vested and exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on all of such Awards shall lapse. If an Award is vests and, as applicable, is exercisable in lieu of assumption or substitution in connection with a Change in Control, the Administrator shall notify the Holder that the Award shall be fully exercisable until and upon the Change in Control, and the Award shall terminate upon the Change in Control. For the avoidance of doubt, if the value of an

Award that is terminated in connection with this Section 13.2(d)(ii) is zero or negative at the time of such Change in Control, such Award shall be terminated upon the Change in Control without payment of consideration therefore.

(iii) For the purposes of this Section 13.2(d), an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each share of Common Stock subject to the assumed or substituted Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the assumed or substituted Award, for each share of Common Stock subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(e) With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(f) The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(g) No action shall be taken under this Section 13.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

(h) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

13.3 Approval of Plan by Shareholders. The Plan will be submitted for the approval of the Company’s shareholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such shareholder approval, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no shares of Common Stock shall be issued pursuant thereto prior to the time when the Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve (12) month period, all such Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

13.4 No Shareholders Rights. Except as otherwise provided herein or in an Award Agreement, a Holder shall have none of the rights of a shareholder with respect to shares of Common Stock covered by any Award until the Holder becomes the record owner of such shares of Common Stock.

13.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

13.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

13.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements), the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

13.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

13.9 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

13.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, any applicable Program and the Award Agreements covering such Award shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan, any applicable Program and the Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to avoid the imposition of taxes on the Award under Section 409A of the Code, either by (a) exempting the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) complying with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

13.11 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

13.12 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

13.13 Indemnification. To the extent allowable pursuant to applicable law, each member of the Board and any officer or other employee to whom authority to administer any component of the Plan is delegated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.14 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.15 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

STEC

ANNUAL MEETING OF SHAREHOLDERS, MAY 27, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STEC, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Shareholders to be held May 27, 2010 and the Proxy Statement and appoints Manouch Moshayedi and Raymond Cook, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of STEC, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Shareholders of the Company to be held at the Irvine Marriott, located at 18000 Von Karman Avenue, Irvine, California 92612, on Thursday, May 27, 2010 at 8:00 a.m. local time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

14475

STEC

ANNUAL MEETING OF SHAREHOLDERS OF

STEC, INC.

May 27, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR STEC’S ANNUAL SHAREHOLDER MEETING TO BE HELD ON MAY 27, 2010.

STEC’S Proxy Statement and 2009 Annual Report on Form 10-K are available at http://www.stec-inc.com/proxy.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20733000000000001000

1 052710

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” EACH OF THE OTHER LISTED PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. To elect seven directors of the Company to serve until the 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

FOR ALL NOMINEES

WITHHOLD AUTHORITY

FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

NOMINEES:

Manouch Moshayedi

Mark Moshayedi

F. Michael Ball

Rajat Bahri

Christopher W. Colpitts

Kevin C. Daly, Ph.D.

Matthew L. Witte

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

FOR

AGAINST

ABSTAIN

2. To approve the 2010 Incentive Award Plan.

3. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

4. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted “FOR” the election of the directors listed at left and “FOR” the other listed proposals.

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.

Please check here if you plan to attend the meeting.

Signature of Shareholder

Date:

Signature of Shareholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.